EXHIBIT 99.1

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------





                    SECURITIZED ASSET BACKED RECEIVABLES LLC



                              New Issue Term Sheet



                           $257,199,000 (approximate)



--------------------------------------------------------------------------------


             Securitized Asset Backed Receivables LLC Trust 2004-OP2

                                     Issuer



                    Securitized Asset Backed Receivables LLC

                                    Depositor



                         Option One Mortgage Corporation

                             Originator and Servicer





               Mortgage Pass-Through Certificates, Series 2004-OP2

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Transaction Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Initial
                         Expected Ratings                              Avg. Life to   Mod. Dur.            Payment          Credit
           Expected       (S&P/Moody's/                  Interest         Call/       to Call/             Window to     Enhancement
Class      Amount(1)          Fitch)           Index        Type     Mty(yrs)(2)(3)   Mty(yrs)(2)(3)     Call/Mty(2)(3)     Level(5)
------------------------------------------------------------------------------------------------------------------------------------
 A-1                                                    ***Not Offered - 144A Private Placement***
------------------------------------------------------------------------------------------------------------------------------------
 A-2     $136,288,000      AAA/Aaa/AAA     1 Mo. LIBOR    Floating     2.75 / 3.00    2.63 / 2.84   10/04 - 08/12 / 10/04 -   18.50%
                                                                                                             03/22
------------------------------------------------------------------------------------------------------------------------------------
 M-1     $47,295,000        AA+/Aa2/AA     1 Mo. LIBOR    Floating     5.31 / 5.87    4.98 / 5.43   12/07 - 08/12 / 12/07 -   12.75%
                                                                                                             02/19
------------------------------------------------------------------------------------------------------------------------------------
 M-2     $40,304,000         A+/A2/A       1 Mo. LIBOR    Floating     5.29 / 5.79    4.88 / 5.27   11/07 - 08/12 / 11/07 -   7.85%
                                                                                                             12/17
------------------------------------------------------------------------------------------------------------------------------------
 M-3      $8,225,000          A/A3/A       1 Mo. LIBOR    Floating     5.28 / 5.72    4.84 / 5.17   11/07 - 08/12 / 11/07 -   6.85%
                                                                                                             06/16
------------------------------------------------------------------------------------------------------------------------------------
 B-1     $10,693,000        A-/Baa1/A-     1 Mo. LIBOR    Floating     5.27 / 5.67    4.76 / 5.05   10/07 - 08/12 / 10/07 -   5.55%
                                                                                                             12/15
------------------------------------------------------------------------------------------------------------------------------------
 B-2      $9,459,000      BBB+/Baa2/BBB+   1 Mo. LIBOR    Floating     5.27 / 5.60    4.74 / 4.99   10/07 - 08/12 / 10/07 -   4.40%
                                                                                                             04/15
------------------------------------------------------------------------------------------------------------------------------------
 B-3      $4,935,000       BBB/Baa3/BBB    1 Mo. LIBOR    Floating     5.27 / 5.53    4.50 / 4.67   10/07 - 08/12 / 10/07 -   3.80%
                                                                                                             07/14
------------------------------------------------------------------------------------------------------------------------------------
 B-4                                                    ***Not Offered - 144A Private Placement***
------------------------------------------------------------------------------------------------------------------------------------

     (1)  Subject to a variance of plus or minus 5%.
     (2)  Pricing will assume the 10% optional clean-up call is exercised.
     (3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.
     (4)  Assumes pricing at par.
     (5)  Includes 2.80% overcollateralization.


The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


------------------------------------------------------------------------------------------------------------------------------
Summary of Terms
------------------------------------------------------------------------------------------------------------------------------
Issuer:                                 Securitized Asset Backed Receivables LLC Trust 2004-OP2
------------------------------------------------------------------------------------------------------------------------------
Depositor:                              Securitized Asset Backed Receivables LLC
------------------------------------------------------------------------------------------------------------------------------
Originator:                             Option One Mortgage Corporation
------------------------------------------------------------------------------------------------------------------------------
Servicer:                               Option One Mortgage Corporation
------------------------------------------------------------------------------------------------------------------------------
Trustee:                                Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------
Sole Manager:                           Barclays Capital Inc.
------------------------------------------------------------------------------------------------------------------------------
Rating Agencies:                        S&P/Moody's/Fitch
------------------------------------------------------------------------------------------------------------------------------
Offered Certificates:                   The Class A-2, M-1, M-2, M-3, B-1, B-2 and B-3 certificates.
------------------------------------------------------------------------------------------------------------------------------
LIBOR Certificates:                     The Class A-1 and B-4 certificates and the Offered Certificates.
------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------
Expected Closing Date:                  September 23, 2004
------------------------------------------------------------------------------------------------------------------------------
Delivery:                               DTC, Euroclear and Clearstream.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       2


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Distribution Dates:                     The 25th of each month, or if such day is not a business day, on the next business day, beginning in October 2004.
------------------------------------------------------------------------------------------------------------------------------
Final Scheduled Distribution Date:      The Distribution Date occurring in August 2034.
Due                                     Period: With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.
------------------------------------------------------------------------------------------------------------------------------
Prepayment Period:                      With respect to any Distribution Date, the period commencing on the 16th day of the month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, commencing on the Cut-off date, and ending on the 15th day of the month in which such Distribution Date occurs).
------------------------------------------------------------------------------------------------------------------------------
Interest Accrual Period:                With respect to any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, for the initial Distribution Date, the Closing Date)
                                        and ending on the day immediately preceding the current Distribution Date.
------------------------------------------------------------------------------------------------------------------------------
Accrued Interest:                       The price to be paid by investors for the Offered Certificates will not include accrued interest, and therefore will settle flat.
------------------------------------------------------------------------------------------------------------------------------
Interest Day Count:                     Actual/360.
------------------------------------------------------------------------------------------------------------------------------
Interest Payment Delay:                 Zero days
------------------------------------------------------------------------------------------------------------------------------
Cut-off Date:                           September 1, 2004
------------------------------------------------------------------------------------------------------------------------------
Tax Status:                             The Offered Certificates will be treated as "regular interests" in a REMIC for federal income tax purposes.
------------------------------------------------------------------------------------------------------------------------------
ERISA Eligibility:                      The Offered Certificates are expected to be ERISA eligible.
------------------------------------------------------------------------------------------------------------------------------
SMMEA Eligibility:                      The Offered Certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.
------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       3


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------
Mortgage Loans:                         The mortgage loans to be included in the trust will be primarily adjustable- and fixed-rate sub-prime mortgage loans secured by first-lien and second-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by an affiliate of the depositor from Option One Mortgage Corporation or its affiliates. On the Closing Date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date will be approximately $822,521,383. Approximately 74.45% of the mortgage loans are adjustable-rate mortgage loans and approximately 25.55% are fixed-rate mortgage loans. Approximately 99.03% of the mortgage loans are first-lien mortgage loans, and approximately 0.97% of the mortgage loans are second-lien mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the Cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the
                                        Cut-off date and no delinquencies or defaults, with the exception of 30- to 59-day delinquencies comprising 0.14% of the aggregate scheduled principal balance of the mortgage loans on the Cut-off Date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the Cut-off Date.
------------------------------------------------------------------------------------------------------------------------------
Group I Mortgage Loans:                 Approximately $655 million of mortgage loans that have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie
                                        Mae.
------------------------------------------------------------------------------------------------------------------------------
Group II Mortgage Loans:                Approximately $167 million of mortgage loans that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by
                                        Freddie Mac and Fannie Mae.
------------------------------------------------------------------------------------------------------------------------------
Monthly Servicer Advances:              The Servicer will be obligated to advance its own funds in an amount equal to the aggregate of all payments of principal and interest (net of servicing fees), as applicable, that were due during the related Due Period on the mortgage loans and not received by the related determination date. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.
------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       4


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------
Pricing Prepayment Speed:               Fixed Rate Mortgage Loans: CPR starting at approximately 1.533% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at
                                        23% CPR thereafter.

                                        ARM Mortgage Loans: 25% CPR.
------------------------------------------------------------------------------------------------------------------------------
Credit Enhancement:                     The credit enhancement provided for the benefit of the holders of the certificates consists solely of: (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.
------------------------------------------------------------------------------------------------------------------------------
Senior Enhancement Percentage:          For any Distribution Date, the percentage obtained by dividing (x) the sum of (i)
                                        the aggregate Class Certificate Balances of the Class M and Class B certificates and
                                        (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution
                                        Date) by (y) the aggregate Stated Principal Balance of the mortgage loans for that
                                        Distribution Date.
------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       5


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------
Stepdown Date:                          The later to occur of:

                                        (i)      the earlier to occur of:
                                                     (a) the Distribution Date in October 2007 and
                                                     (b)the Distribution Date following the Distribution Date on which the aggregate Class Certificate Balances of the Class A certificates have been reduced to zero; and

                                        (ii)        the first Distribution Date on which the Senior Enhancement Percentage
                                                    (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that Distribution Date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage (approximately
                                                    37.00%).
------------------------------------------------------------------------------------------------------------------------------
Trigger Event:                          Either a Cumulative Loss Trigger Event or a Delinquency Trigger Event.
------------------------------------------------------------------------------------------------------------------------------
Delinquency Trigger Event:              With respect to any Distribution Date, the circumstances in which the quotient
                                        (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent
                                        (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans as of the last day of the related Due Period, equals or exceeds 38% of the prior period's Senior Enhancement
                                        Percentage.
------------------------------------------------------------------------------------------------------------------------------
Cumulative Loss Trigger Event:          With respect to any Distribution Date, the circumstances in which the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related
                                        Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

                                        Distribution Date Occurring in                               Loss Percentage
                                        ------------------------------                               ---------------
                                        October 2007 through September 2008    3.000% for the first month, plus an additional 1/12th
                                                                               of 1.750% for each month thereafter (e.g., 3.875%
                                                                               in April 2008)
                                        October 2008 through September 2009    4.750% for the first month, plus an additional 1/12th
                                                                               of 1.250% for each month thereafter (e.g., 5.375% in
                                                                               April 2009)
                                        October 2009 through September 2010    6.000% for the first month, plus an additional 1/12th
                                                                               of 0.750% for each month thereafter (e.g., 6.375% in
                                                                               April 2010)
                                        October 2010 through September 2011    6.750% for the first month, plus an additional 1/12th
                                                                               of 0.250% for each month thereafter (e.g., 6.875% in
                                                                               April 2011)
                                        October 2011 and thereafter            7.000%

------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       6


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------
Optional Clean-up Call:                 The majority Class X certificateholders may, at their option, purchase the mortgage loans and REO properties and terminate the trust on any distribution date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated Principal
                                        Balance of the mortgage loans as of the cut-off date.
------------------------------------------------------------------------------------------------------------------------------
Credit Enhancement Percentage:          Initial Credit Enhancement                      Target Credit Enhancement
                                        --------------------------                      -------------------------
                                        Class A: 18.50%                                       Class A: 37.00%
                                        Class M-1: 12.75%                                     Class M-1: 25.50%
                                        Class M-2: 7.85%                                      Class M-2: 15.70%
                                        Class M-3: 6.85%                                      Class M-3: 13.70%
                                        Class B-1: 5.55%                                      Class B-1: 11.10%
                                        Class B-2: 4.40%                                      Class B-2: 8.80%
                                        Class B-3: 3.80%                                      Class B-3: 7.60%
                                        Class B-4: 2.80%                                      Class B-4: 5.60%
------------------------------------------------------------------------------------------------------------------------------
Step-up Coupons:                        For all LIBOR Certificates the interest rate will increase after the
                                        Optional Clean-up Call date, should the call not be exercised. At that time, the
                                        Class A fixed margin will be 2x the initial fixed margin and the Class M and Class
                                        B fixed margins will be 1.5x the initial fixed margins.
------------------------------------------------------------------------------------------------------------------------------
Class A-1 Pass-Through Rate:            The Class A-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                                        (i)      one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                        (ii)     the Group I Loan Cap.
------------------------------------------------------------------------------------------------------------------------------
Class A-2 Pass-Through Rate:            The Class A-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                                        (i)      one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                        (ii)     the Group II Loan Cap.
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       7


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------
Class M-1 Pass-Through Rate:           The Class M-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                                       (i)      one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                       (ii)     the Pool Cap.
------------------------------------------------------------------------------------------------------------------------------
Class M-2 Pass-Through Rate:           The Class M-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                                       (i)      one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable and

                                       (ii)     the Pool Cap.
------------------------------------------------------------------------------------------------------------------------------
Class M-3 Pass-Through Rate:           The Class M-3 certificates will accrue interest at a per annum rate equal to the lesser of:

                                       (i)      one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                       (ii)     the Pool Cap.
------------------------------------------------------------------------------------------------------------------------------
Class B-1 Pass-Through Rate:           The Class B-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                                       (i)      one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                       (ii)     the Pool Cap.
------------------------------------------------------------------------------------------------------------------------------
Class B-2 Pass-Through Rate:           The Class B-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                                       (i)      one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                       (ii)     the Pool Cap.
------------------------------------------------------------------------------------------------------------------------------
Class B-3 Pass-Through Rate:           The Class B-3 certificates will accrue interest at a per annum rate equal to the lesser of:

                                       (i)      one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                       (ii)     the Pool Cap.
------------------------------------------------------------------------------------------------------------------------------
Class B-4 Pass-Through Rate:           The Class B-4 certificates will accrue interest at a per annum rate equal to the lesser of:

                                       (i)      one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                                       (ii)     the Pool Cap.
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       8


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------
Group I Loan Cap:                  Product of:

                                   (i)           the weighted average of the mortgage rates for each Group I Mortgage Loan
                                                 (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                                   (ii)          a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.
------------------------------------------------------------------------------------------------------------------------------
Group II Loan Cap:                 Product of:

                                   (i)           the weighted average of the mortgage rates for each Group II Mortgage Loan
                                                 (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                                   (ii)          a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.
------------------------------------------------------------------------------------------------------------------------------
Pool Cap:                          Product of:

                                   (i)           the weighted average of (x) the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) and (y) the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, in each case weighted on the basis of the related
                                                 Group Subordinate Amount and

                                   (ii)          a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.
------------------------------------------------------------------------------------------------------------------------------
Group Subordinate Amount:          For any Distribution Date,

                                   (i)           for the Group I Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-1 certificates immediately prior to such Distribution Date and

                                   (ii)          for the Group II Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-2 certificates immediately prior to such Distribution Date.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       9


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Basis Risk Carry Forward Amount:        On any Distribution Date and for any class of LIBOR Certificates is the sum of:
                                        (x) the excess of:
                                             (i) the amount of interest that class of certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as
                                               applicable, over
                                             (ii) the amount of interest that class of certificates received on that
                                               Distribution Date based on the Group I Loan Cap, the Group II Loan Cap, or the Pool Cap, as applicable, and
                                        (y)  the unpaid portion of any such excess described in clause (x) from prior
                                             Distribution Dates (and related accrued interest at the then applicable
                                             Pass-Through Rate on that class of certificates, without giving effect to the
                                             Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).
------------------------------------------------------------------------------------------------------------------------------
Interest Distributions on the LIBOR     On each Distribution Date and after payments of servicing and trustee fees and other
Certificates:                           expenses, interest distributions from the Interest Remittance Amount will be allocated as follows:
                                        (i)       The portion of the Interest Remittance Amount attributable to the Group I
                                                  Mortgage Loans will be allocated according to the related Accrued
                                                  Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;
                                        (ii)      The portion of the Interest Remittance Amount attributable to the Group II
                                                  Mortgage Loans will be allocated according to the related Accrued
                                                  Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;
                                        (iii)     To the Class M-1 certificates, its Accrued Certificate Interest;
                                        (iv)      To the Class M-2 certificates, its Accrued Certificate Interest;
                                        (v)       To the Class M-3 certificates, its Accrued Certificate Interest;
                                        (vi)      To the Class B-1 certificates, its Accrued Certificate Interest;
                                        (vii)     To the Class B-2 certificates, its Accrued Certificate Interest;
                                        (viii)    To the Class B-3 certificates, its Accrued Certificate Interest; and
                                        (ix)      To the Class B-4 certificates, its Accrued Certificate Interest.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       10


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Principal Distributions on the          On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger
LIBOR Certificates:                     Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:
                                        (i)    to the Class A certificates, allocated between the Class A certificates as described below, until the Class Certificate Balances thereof have been reduced to zero;
                                        (ii)   to the Class M-1 certificates, until the Class Certificate Balance thereof has been reduced to zero;
                                        (iii)  to the Class M-2 certificates, until the Class Certificate Balance thereof has been reduced to zero;
                                        (iv)   to the Class M-3 certificates, until the Class Certificate Balance thereof has been reduced to zero;
                                        (v)    to the Class B-1 certificates, until the Class Certificate Balance thereof has been reduced to zero;
                                        (vi)   to the Class B-2 certificates, until the Class Certificate Balance thereof has been reduced to zero;
                                        (vii)  to the Class B-3 certificates, until the Class Certificate Balance thereof has been reduced to zero; and
                                        (viii) to the Class B-4 certificates, until the Class Certificate Balance thereof has been reduced to zero
                                        On each Distribution Date (a) on or after the Stepdown Date and (b) on which a
                                        Trigger Event is not in effect, the principal distributions from the Principal
                                        Distribution Amount will be allocated as follows: (i) to the Class A certificates, the lesser of the Principal Distribution
                                               Amount and the Class A Principal Distribution Amount, allocated between the
                                               Class A certificates as described below, until the Class Certificate
                                               Balances thereof have been reduced to zero;
                                        (ii)   to the Class M-1 certificates, the lesser of the remaining Principal
                                               Distribution Amount and the Class M-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;
                                        (iii)  to the Class M-2 certificates, the lesser of the remaining Principal
                                               Distribution Amount and the Class M-2 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;
                                        (iv)   to the Class M-3 certificates, the lesser of the remaining Principal
                                               Distribution Amount and the Class M-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;
                                        (v)    to the Class B-1 certificates, the lesser of the remaining Principal
                                               Distribution Amount and the Class B-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       11


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Principal Distributions on the
LIBOR Certificates (cont'd):            (vi)     to the Class B-2 certificates, the lesser of the remaining Principal
                                                 Distribution Amount and the Class B-2 Principal Distribution Amount,
                                                 until the Class Certificate Balance thereof has been reduced to zero;
                                        (vii)     to the Class B-3 certificates, the lesser of the remaining Principal
                                                  Distribution Amount and the Class B-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero; and
                                        (viii)    to the Class B-4 certificates, the lesser of the remaining Principal
                                                  Distribution Amount and the Class B-4 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero.
------------------------------------------------------------------------------------------------------------------------------
Allocation of Principal Payments        All principal distributions to the holders of the Class A certificates on any to Class A
Certificates:                           Distribution Date will be allocated concurrently, between the Class A-1 certificates and the Class A-2 certificates on a pro rata basis based on the Class A Principal
                                        Allocation Percentage for each of those classes for that Distribution Date. However, if the Class Certificate Balance of either class of Class A certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class
                                        A certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the other class of Class A certificates remaining outstanding, in accordance with the principal distribution allocations described in this paragraph, until their Class Certificate Balance has been reduced to zero. Any distributions of principal to the Class A-1 certificates will be made first from payments relating to the Group I Mortgage Loans, and any distributions of principal to the Class A-2 certificates will be made first from payments relating to the Group II Mortgage Loans.
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       12


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------
Cap Provider:                           Barclays Bank PLC, as Cap Provider, is a bank authorized and regulated by the United Kingdom's Financial Services Authority and is a member of the London
                                        Stock Exchange. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets. As of the date hereof, Barclays Bank PLC is rated AA+ by Fitch, AA by S&P and Aa1 by Moody's.
------------------------------------------------------------------------------------------------------------------------------
Interest Rate Cap Agreements:           The LIBOR Certificates (other than the Class A-1 certificates) will have the benefit of three interest rate cap agreements provided by the Cap Provider. All obligations of the trust under the interest rate cap agreements will be paid on or prior to the
                                        Closing Date.
------------------------------------------------------------------------------------------------------------------------------
Class A-2 Interest Rate Cap:            The Class A-2 certificates will have the benefit of an interest rate cap agreement
                                        (the "Class A-2 Cap Agreement"), with an initial notional amount of $13,628,800 provided by the Cap Provider. In connection with the first 33 Distribution Dates, the Cap Provider will be obligated under the Class A-2 Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the 1-month LIBOR rate as of that Distribution Date and (ii) a cap ceiling rate of 9.65%, over a specified cap strike rate (ranging from 6.09% to 9.65%), and (b) the product of the Class A-2 notional balance and the index rate multiplier set forth in the attached Interest
                                        Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The
                                        Cap Provider's obligations under the Class A-2 Cap Agreement will terminate following the Distribution Date in June 2007.
------------------------------------------------------------------------------------------------------------------------------
Class M Interest Rate Cap:              The Class M certificates will have the benefit of an interest rate cap agreement
                                        (the "Class M Cap Agreement"), with an initial notional amount of $9,582,400 provided by the Cap Provider. In connection with the first 33 Distribution Dates, the Cap Provider will be obligated under the Class M Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month
                                        LIBOR rate and (ii) a cap ceiling rate of 8.62%, over a specified cap strike rate
                                        (ranging from 5.35% to 8.62%), and (b) the product of the Class M notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class M Cap Agreement will terminate following the
                                        Distribution Date in June 2007.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       13


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Class B Interest Rate Cap:              The Class B certificates will have the benefit of an interest rate cap agreement
                                        (the "Class B Cap Agreement"), with an initial notional amount of $3,331,200 provided by the Cap Provider. In connection with the first 33 Distribution Dates, the Cap Provider will be obligated under the Class B Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month
                                        LIBOR rate and (ii) a cap ceiling rate of 6.95%, over a specified cap strike rate
                                        (ranging from 3.68% to 6.95%), and (b) the product of the Class B notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class B Cap Agreement will terminate following the
                                        Distribution Date in June 2007.
------------------------------------------------------------------------------------------------------------------------------
Allocation of Net Monthly Excess Cash   For any Distribution Date, any Net Monthly Excess Cash Flow shall be paid as follows:
Flow:
                                        (a)       to the holders of the Class M-1 certificates, any Unpaid Interest Amount;

                                        (b)       to the holders of the Class M-1 certificates, any Unpaid Realized Loss
                                                  Amount;
                                        (c)       to the holders of the Class M-2 certificates, any Unpaid Interest Amount;
                                        (d)       to the holders of the Class M-2 certificates, any Unpaid Realized Loss
                                                  Amount;
                                        (e)       to the holders of the Class M-3 certificates, any Unpaid Interest Amount;
                                        (f)       to the holders of the Class M-3 certificates, any Unpaid Realized Loss
                                                  Amount;
                                        (g)       to the holders of the Class B-1 certificates, any Unpaid Interest Amount;
                                        (h)       to the holders of the Class B-1 certificates, any Unpaid Realized Loss
                                                  Amount;
                                        (i)       to the holders of the Class B-2 certificates, any Unpaid Interest Amount;
                                        (j)       to the holders of the Class B-2 certificates, any Unpaid Realized Loss
                                                  Amount;
                                        (k)       to the holders of the Class B-3 certificates, any Unpaid Interest Amount;
                                        (l)       to the holders of the Class B-3 certificates, any Unpaid Realized Loss
                                                  Amount;
                                        (m)       to the holders of the Class B-4 certificates, any Unpaid Interest Amount;
                                        (n)       to the holders of the Class B-4 certificates, any Unpaid Realized Loss
                                                  Amount;
                                        (o)       to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that Distribution Date;
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       14


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Allocation of Net Monthly Excess Cash
Flow (con't):

                                        (p)       (i) from any Class A-2 Interest Rate Cap Payment on deposit in the Excess
                                                  Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the
                                                  Class A-2 certificates for that Distribution Date, allocated to the Class
                                                  A-2 certificates, (ii) from any Class M Interest Cap Payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class M certificates for that Distribution Date, allocated
                                                  (a) first, among the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based upon their respective Class Certificate Balances and (b) second, any remaining amounts to the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (iii) from any Class B Interest Rate Cap Payment on deposit in the Excess Reserve Fund
                                                  Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class B certificates for that Distribution Date, allocated (a) first, among the
                                                  Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based upon their respective Class Certificate Balances and (b) second, any remaining amounts to the Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

                                        (q)       from funds on deposit in the Excess Reserve Fund Account (not including any
                                                  Interest Rate Cap Payment included in that account) with respect to that
                                                  Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward
                                                  Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued
                                                  Certificate Interest is allocated among those classes of certificates;

                                        (r)       to the Class X certificates, those amounts as described in the pooling and servicing agreement; and

                                        (s)       to the holders of the Class R certificates, any remaining amount.
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------
Interest Remittance Amount:             With respect to any Distribution Date and the mortgage loans in a loan group, that portion of available funds attributable to interest relating to mortgage loans in that mortgage loan group.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       15

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Accrued Certificate Interest:           For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class
                                        Certificate Balance immediately prior to such Distribution Date at the related
                                        Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers
                                        Civil Relief Act or any similar state statute.
------------------------------------------------------------------------------------------------------------------------------
Principal Distribution Amount:          For each Distribution Date will equal the sum of (i) the Basic Principal Distribution
                                        Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for
                                        that Distribution Date.
------------------------------------------------------------------------------------------------------------------------------
Basic Principal Distribution Amount:    With respect to any Distribution Date, the excess of (i) the aggregate Principal
                                        Remittance Amount for that Distribution Date over (ii) the Excess Subordinated Amount, if any, for that Distribution Date.
------------------------------------------------------------------------------------------------------------------------------
Net Monthly Excess Cash Flow:            Available Funds remaining after the amount necessary to make all payments of interest and principal to the LIBOR certificates.
------------------------------------------------------------------------------------------------------------------------------
Extra Principal Distribution Amount:    As of any Distribution Date, the lesser of (x) the related Total Monthly Excess
                                        Spread for that Distribution Date and (y) the related Subordination Deficiency, if any, for that Distribution Date.
------------------------------------------------------------------------------------------------------------------------------
Total Monthly Excess Spread:            As to any Distribution Date equals the excess, if any, of (x) the interest
                                        (exclusive of prepayment interest excesses) on the mortgage loans received by the
                                        Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date, net of the servicing fee and the trustee fee, over (y) the amount paid as interest to the Certificates at their respective
                                        Pass-Through Rates.
------------------------------------------------------------------------------------------------------------------------------
Subordinated Amount:                    With respect to any Distribution Date, the excess, if any, of (a) the aggregate
                                        Stated Principal Balance of the mortgage loans for that Distribution Date (after taking into account the distribution of principal to the mortgage loans for such
                                        Distribution Date) over (b) the aggregate Class Certificate Balance of the LIBOR
                                        Certificates as of that date (after taking into account the distribution of the
                                        Principal Remittance Amount on those certificates on that Distribution Date).
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------
Specified Subordinated Amount:          Prior to the Stepdown Date, an amount equal to 2.80% of the aggregate Stated
                                        Principal Balance of the mortgage loans as of the Cut-off Date. On and after the
                                        Stepdown Date, an amount equal to 5.60% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, subject to a minimum amount equal to
                                        0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the
                                        Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified Subordinated Amount until the
                                        Distribution Date on which a Trigger Event no longer exists. When the Class
                                        Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.
------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       16


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Excess Subordinated Amount:             With respect to any Distribution Date, the excess, if any, of (a) the Subordinated
                                        Amount on that Distribution Date over (b) the Specified Subordinated Amount.
------------------------------------------------------------------------------------------------------------------------------
Subordination Deficiency:               With respect to any Distribution Date, the excess, if any, of (a) the
                                        Specified Subordinated Amount for that Distribution Date over (b) the Subordinated
                                        Amount for that Distribution Date.
------------------------------------------------------------------------------------------------------------------------------
Principal Remittance Amount:            With respect to any Distribution Date, to the extent of funds available, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion allocable to principal of the proceeds from the repurchases of mortgage loans that are distributable on the current Distribution Date; (v) any funds allocable to principal received in connection with the substitution of any mortgage loan as of that Distribution Date representing the difference between the unpaid principal amount of the substitute mortgage loan and the unpaid principal amount of the mortgage loan being substituted for; and (vi) the allocable portion of the proceeds allocable to principal received with respect to any Optional Clean-up Call.
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------
Class A Principal Allocation            For any Distribution Date is the percentage equivalent of a fraction, determined as
Percentage:                             follows:

                                        (1)  with respect to the Class A-1 certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I
                                             Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

                                        (2)  with respect to the Class A-2 certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II
                                             Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.
------------------------------------------------------------------------------------------------------------------------------
Class A Principal Distribution Amount:  For any Distribution Date is the excess of (a) the aggregate Class Certificate Balance of the Class A certificates immediately prior to that Distribution Date over (b) the lesser of (x) approximately 63.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate
                                        Stated Principal Balance of the mortgage loans for that Distribution Date over
                                        $4,112,607.
------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       17


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Class M-1 Principal Distribution        With respect to any Distribution Date is the excess of (i) the sum of (a) the
Amount:                                 aggregate Class Certificate Balances of the Class A certificates (after taking into account distribution of the Class A Principal Distribution Amount on that
                                        Distribution Date) and (b) the Class Certificate Balance of the Class M-1
                                        certificates immediately prior to that Distribution Date over (ii) the lesser of
                                        (a) approximately 74.50% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate
                                        Stated Principal Balance of the mortgage loans for that Distribution Date over
                                        $4,112,607.
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------
Class M-2 Principal Distribution        With respect to any Distribution Date is the excess of (i) the sum of (a) the
Amount:                                 aggregate Class Certificate Balances of the Class A certificates (after taking into account distribution of the Class A Principal Distribution Amount on that
                                        Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates
                                        (after taking into account distribution of the Class M-1 Principal Distribution
                                        Amount on that Distribution Date) and (c) the Class Certificate Balance of the
                                        Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 84.30% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $4,112,607.
------------------------------------------------------------------------------------------------------------------------------
Class M-3 Principal Distribution        With respect to any Distribution Date is the excess of (i) the sum of (a) the
Amount:                                 aggregate Class Certificate Balances of the Class A certificates (after taking into account distribution of the Class A Principal Distribution Amount on that
                                        Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates
                                        (after taking into account distribution of the Class M-1 Principal Distribution
                                        Amount on that Distribution Date), (c) the Class Certificate Balance of the Class
                                        M-2 certificates (after taking into account distribution of the Class M-2 Principal
                                        Distribution Amount on that Distribution Date) and (d) the Class Certificate
                                        Balance of the Class M-3 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 86.30% of the aggregate Stated Principal
                                        Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that
                                        Distribution Date over $4,112,607.
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       18


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


Class B-1 Principal Distribution        With respect to any Distribution Date is the excess of (i) the sum of (a) the
Amount:                                 aggregate Class Certificate Balances of the Class A certificates (after taking into account distribution of the Class A Principal Distribution Amount on that
                                        Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates
                                        (after taking into account distribution of the Class M-1 Principal Distribution
                                        Amount on that Distribution Date), (c) the Class Certificate Balance of the Class
                                        M-2 certificates (after taking into account distribution of the Class M-2 Principal
                                        Distribution Amount on that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class
                                        M-3 Principal Distribution Amount on that Distribution Date) and (e) the Class
                                        Certificate Balance of the Class B-1 certificates immediately prior to that
                                        Distribution Date over (ii) the lesser of (a) approximately 88.90% of the aggregate
                                        Stated Principal Balance of the mortgage loans for that Distribution Date and (b)
                                        the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $4,112,607.
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       19


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------
Class B-2 Principal Distribution        With respect to any Distribution Date is the excess of (i) the sum of (a) the
Amount:                                 aggregate Class Certificate Balances of the Class A certificates (after taking into account distribution of the Class A Principal Distribution Amount on that
                                        Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates
                                        (after taking into account distribution of the Class M-1 Principal Distribution
                                        Amount on that Distribution Date), (c) the Class Certificate Balance of the Class
                                        M-2 certificates (after taking into account distribution of the Class M-2 Principal
                                        Distribution Amount on that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class
                                        M-3 Principal Distribution Amount on that Distribution Date), (e) the Class
                                        Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution
                                        Date) and (f) the Class Certificate Balance of the Class B-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a)
                                        approximately 91.20% of the aggregate Stated Principal Balance of the mortgage loans on that Distribution Date and (b) the excess, if any, of the aggregate Stated
                                        Principal Balance of the mortgage loans on that Distribution Date over $4,112,607.
------------------------------------------------------------------------------------------------------------------------------
Class B-3 Principal Distribution        With respect to any Distribution Date is the excess of (i) the sum of (a) the
Amount:                                 aggregate Class Certificate Balances of the Class A certificates (after taking into account distribution of the Class A Principal Distribution Amount on that
                                        Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates
                                        (after taking into account distribution of the Class M-1 Principal Distribution
                                        Amount on that Distribution Date), (c) the Class Certificate Balance of the Class
                                        M-2 certificates (after taking into account distribution of the Class M-2 Principal
                                        Distribution Amount on that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class
                                        M-3 Principal Distribution Amount on that Distribution Date), (e) the Class
                                        Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution
                                        Date), (f) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal Distribution Amount on
                                        that Distribution Date), and (g) the Class Certificate Balance of the Class B-3
                                        certificates immediately prior to that Distribution Date over (ii) the lesser of
                                        (a) approximately 92.40% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate
                                        Stated Principal Balance of the mortgage loans for that Distribution Date over
                                        $4,112,607.
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Summary of Terms (cont'd)
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       20


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Class B-4 Principal Distribution        With respect to any Distribution Date is the excess of (i) the sum of (a) the
Amount:                                 aggregate Class Certificate Balances of the Class A certificates (after taking into account distribution of the Class A Principal Distribution Amount on that
                                        Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates
                                        (after taking into account distribution of the Class M-1 Principal Distribution
                                        Amount on that Distribution Date), (c) the Class Certificate Balance of the Class
                                        M-2 certificates (after taking into account distribution of the Class M-2 Principal
                                        Distribution Amount on that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class
                                        M-3 Principal Distribution Amount on that Distribution Date), (e) the Class
                                        Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution
                                        Date), (f) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal Distribution Amount on
                                        that Distribution Date), (g) the Class Certificate Balance of the Class B-3
                                        certificates (after taking into account distribution of the Class B-3 Principal
                                        Distribution Amount on that Distribution Date), and (h) the Class Certificate
                                        Balance of the Class B-4 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 94.40% of the aggregate Stated Principal
                                        Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that
                                        Distribution Date over $4,112,607.
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

------------------------------------------------------------------------------------------------------------------------------------
PPC (%)                               50               75               100             125              150              175
------------------------------------------------------------------------------------------------------------------------------------
A-2       WAL (yrs)                   5.38             3.70             2.75            2.11             1.62             1.24
          First Payment Date          10/25/2004       10/25/2004       10/25/2004      10/25/2004       10/25/2004       10/25/2004
          Expected Final Maturity     12/25/2019       5/25/2015        8/25/2012       12/25/2010       10/25/2009       11/25/2008
          Window                      1 - 183          1 - 128          1 - 95          1 - 75           1 - 61           1 - 50
------------------------------------------------------------------------------------------------------------------------------------
M-1       WAL (yrs)                   10.19            7.02             5.31            4.57             4.47             4.17
          First Payment Date          9/25/2009        1/25/2008        12/25/2007      3/25/2008        7/25/2008        11/25/2008
          Expected Final Maturity     12/25/2019       5/25/2015        8/25/2012       12/25/2010       10/25/2009       11/25/2008
          Window                      60 - 183         40 - 128         39 - 95         42 - 75          46 - 61          50 - 50
------------------------------------------------------------------------------------------------------------------------------------
M-2       WAL (yrs)                   10.19            7.02             5.29            4.43             4.06             4.02
          First Payment Date          9/25/2009        1/25/2008        11/25/2007      1/25/2008        2/25/2008        5/25/2008
          Expected Final Maturity     12/25/2019       5/25/2015        8/25/2012       12/25/2010       10/25/2009       11/25/2008
          Window                      60 - 183         40 - 128         38 - 95         40 - 75          41 - 61          44 - 50
------------------------------------------------------------------------------------------------------------------------------------
M-3       WAL (yrs)                   10.19            7.02             5.28            4.37             3.92             3.75
          First Payment Date          9/25/2009        1/25/2008        11/25/2007      12/25/2007       2/25/2008        4/25/2008
          Expected Final Maturity     12/25/2019       5/25/2015        8/25/2012       12/25/2010       10/25/2009       11/25/2008
          Window                      60 - 183         40 - 128         38 - 95         39 - 75          41 - 61          43 - 50
------------------------------------------------------------------------------------------------------------------------------------
B-1       WAL (yrs)                   10.19            7.02             5.27            4.37             3.88             3.66
          First Payment Date          9/25/2009        1/25/2008        10/25/2007      12/25/2007       1/25/2008        2/25/2008
          Expected Final Maturity     12/25/2019       5/25/2015        8/25/2012       12/25/2010       10/25/2009       11/25/2008
          Window                      60 - 183         40 - 128         37 - 95         39 - 75          40 - 61          41 - 50
------------------------------------------------------------------------------------------------------------------------------------
B-2       WAL (yrs)                   10.19            7.02             5.27            4.34             3.84             3.59
          First Payment Date          9/25/2009        1/25/2008        10/25/2007      11/25/2007       12/25/2007       1/25/2008
          Expected Final Maturity     12/25/2019       5/25/2015        8/25/2012       12/25/2010       10/25/2009       11/25/2008
          Window                      60 - 183         40 - 128         37 - 95         38 - 75          39 - 61          40 - 50
------------------------------------------------------------------------------------------------------------------------------------
B-3       WAL (yrs)                   10.19            7.02             5.27            4.34             3.83             3.55
          First Payment Date          9/25/2009        1/25/2008        10/25/2007      11/25/2007       12/25/2007       12/25/2007
          Expected Final Maturity     12/25/2019       5/25/2015        8/25/2012       12/25/2010       10/25/2009       11/25/2008
          Window                      60 - 183         40 - 128         37 - 95         38 - 75          39 - 61          39 - 50
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

------------------------------------------------------------------------------------------------------------------------------------
PPC (%)                               50                75              100              125              150             175
------------------------------------------------------------------------------------------------------------------------------------
A-2       WAL (yrs)                   5.75              4.01            3.00             2.31             1.78            1.30
          First Payment Date          10/25/2004        10/25/2004      10/25/2004       10/25/2004       10/25/2004      10/25/2004
          Expected Final Maturity     1/25/2032         2/25/2027       3/25/2022        8/25/2018        1/25/2016       2/25/2014
          Window                      1 - 328           1 - 269         1 - 210          1 - 167          1 - 136         1 - 113
------------------------------------------------------------------------------------------------------------------------------------
M-1       WAL (yrs)                   11.06             7.72            5.87             5.01             4.82            5.66
          First Payment Date          9/25/2009         1/25/2008       12/25/2007       3/25/2008        7/25/2008       2/25/2009
          Expected Final Maturity     6/25/2029         7/25/2023       2/25/2019        2/25/2016        1/25/2014       6/25/2012
          Window                      60 - 297          40 - 226        39 - 173         42 - 137         46 - 112        53 - 93
------------------------------------------------------------------------------------------------------------------------------------
M-2       WAL (yrs)                   10.99             7.65            5.79             4.82             4.37            4.31
          First Payment Date          9/25/2009         1/25/2008       11/25/2007       1/25/2008        2/25/2008       5/25/2008
          Expected Final Maturity     1/25/2028         2/25/2022       12/25/2017       3/25/2015        3/25/2013       10/25/2011
          Window                      60 - 280          40 - 209        38 - 159         40 - 126         41 - 102        44 - 85
------------------------------------------------------------------------------------------------------------------------------------
M-3       WAL (yrs)                   10.91             7.57            5.72             4.72             4.20            3.99
          First Payment Date          9/25/2009         1/25/2008       11/25/2007       12/25/2007       2/25/2008       4/25/2008
          Expected Final Maturity     12/25/2025        3/25/2020       6/25/2016        12/25/2013       3/25/2012       11/25/2010
          Window                      60 - 255          40 - 186        38 - 141         39 - 111         41 - 90         43 - 74
------------------------------------------------------------------------------------------------------------------------------------
B-1       WAL (yrs)                   10.84             7.52            5.67             4.68             4.13            3.88
          First Payment Date          9/25/2009         1/25/2008       10/25/2007       12/25/2007       1/25/2008       2/25/2008
          Expected Final Maturity     5/25/2025         8/25/2019       12/25/2015       7/25/2013        11/25/2011      9/25/2010
          Window                      60 - 248          40 - 179        37 - 135         39 - 106         40 - 86         41 - 72
------------------------------------------------------------------------------------------------------------------------------------
B-2       WAL (yrs)                   10.74             7.44            5.60             4.60             4.05            3.77
          First Payment Date          9/25/2009         1/25/2008       10/25/2007       11/25/2007       12/25/2007      1/25/2008
          Expected Final Maturity     4/25/2024         10/25/2018      4/25/2015        1/25/2013        6/25/2011       4/25/2010
          Window                      60 - 235          40 - 169        37 - 127         38 - 100         39 - 81         40 - 67
------------------------------------------------------------------------------------------------------------------------------------
B-3       WAL (yrs)                   10.63             7.35            5.53             4.54             3.99            3.70
          First Payment Date          9/25/2009         1/25/2008       10/25/2007       11/25/2007       12/25/2007      12/25/2007
          Expected Final Maturity     2/25/2023         10/25/2017      7/25/2014        6/25/2012        12/25/2010      11/25/2009
          Window                      60 - 221          40 - 157        37 - 118         38 - 93          39 - 75         39 - 62
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------



CPR Sensitivity
To CALL

--------------------------------------------------------------------------------------------
CPR (%)                                        20               25             30
--------------------------------------------------------------------------------------------
A-2                WAL (yrs)                   3.29             2.58           2.05
                   First Payment Date          10/25/2004       10/25/2004     10/25/2004
                   Expected Final Maturity     5/25/2014        5/25/2012      12/25/2010
                   Window                      1 - 116          1 - 92         1 - 75
--------------------------------------------------------------------------------------------
M-1                WAL (yrs)                   6.34             5.16           4.59
                   First Payment Date          10/25/2007       1/25/2008      4/25/2008
                   Expected Final Maturity     5/25/2014        5/25/2012      12/25/2010
                   Window                      37 - 116         40 - 92        43 - 75
--------------------------------------------------------------------------------------------
M-2                WAL (yrs)                   6.34             5.12           4.44
                   First Payment Date          10/25/2007       11/25/2007     1/25/2008
                   Expected Final Maturity     5/25/2014        5/25/2012      12/25/2010
                   Window                      37 - 116         38 - 92        40 - 75
--------------------------------------------------------------------------------------------
M-3                WAL (yrs)                   6.34             5.1            4.38
                   First Payment Date          10/25/2007       11/25/2007     12/25/2007
                   Expected Final Maturity     5/25/2014        5/25/2012      12/25/2010
                   Window                      37 - 116         38 - 92        39 - 75
--------------------------------------------------------------------------------------------
B-1                WAL (yrs)                   6.34             5.1            4.37
                   First Payment Date          10/25/2007       11/25/2007     12/25/2007
                   Expected Final Maturity     5/25/2014        5/25/2012      12/25/2010
                   Window                      37 - 116         38 - 92        39 - 75
--------------------------------------------------------------------------------------------
B-2                WAL (yrs)                   6.34             5.1            4.34
                   First Payment Date          10/25/2007       10/25/2007     11/25/2007
                   Expected Final Maturity     5/25/2014        5/25/2012      12/25/2010
                   Window                      37 - 116         37 - 92        38 - 75
--------------------------------------------------------------------------------------------
B-3                WAL (yrs)                   6.34             5.09           4.34
                   First Payment Date          10/25/2007       10/25/2007     11/25/2007
                   Expected Final Maturity     5/25/2014        5/25/2012      12/25/2010
                   Window                      37 - 116         37 - 92        38 - 75
--------------------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

--------------------------------------------------------------------------------------------
CPR (%)                                        20               25             30
--------------------------------------------------------------------------------------------
A-2                WAL (yrs)                   3.58             2.81           2.24
                   First Payment Date          10/25/2004       10/25/2004     10/25/2004
                   Expected Final Maturity     7/25/2025        9/25/2021      10/25/2018
                   Window                      1 - 250          1 - 204        1 - 169
--------------------------------------------------------------------------------------------
M-1                WAL (yrs)                   7                5.70           5.04
                   First Payment Date          10/25/2007       1/25/2008      4/25/2008
                   Expected Final Maturity     2/25/2022        9/25/2018      4/25/2016
                   Window                      37 - 209         40 - 168       43 - 139
--------------------------------------------------------------------------------------------
M-2                WAL (yrs)                   6.94             5.60           4.84
                   First Payment Date          10/25/2007       11/25/2007     1/25/2008
                   Expected Final Maturity     9/25/2020        7/25/2017      4/25/2015
                   Window                      37 - 192         38 - 154       40 - 127
--------------------------------------------------------------------------------------------
M-3                WAL (yrs)                   6.87             5.53           4.74
                   First Payment Date          10/25/2007       11/25/2007     12/25/2007
                   Expected Final Maturity     11/25/2018       1/25/2016      1/25/2014
                   Window                      37 - 170         38 - 136       39 - 112
--------------------------------------------------------------------------------------------
B-1                WAL (yrs)                   6.82             5.49           4.69
                   First Payment Date          10/25/2007       11/25/2007     12/25/2007
                   Expected Final Maturity     5/25/2018        8/25/2015      8/25/2013
                   Window                      37 - 164         38 - 131       39 - 107
--------------------------------------------------------------------------------------------
B-2                WAL (yrs)                   6.74             5.42           4.61
                   First Payment Date          10/25/2007       10/25/2007     11/25/2007
                   Expected Final Maturity     7/25/2017        12/25/2014     2/25/2013
                   Window                      37 - 154         37 - 123       38 - 101
--------------------------------------------------------------------------------------------
B-3                WAL (yrs)                   6.66             5.34           4.55
                   First Payment Date          10/25/2007       10/25/2007     11/25/2007
                   Expected Final Maturity     8/25/2016        3/25/2014      6/25/2012
                   Window                      37 - 143         37 - 114       38 - 93
--------------------------------------------------------------------------------------------

Breakeven CDR Analysis
----------------------


-------------------------------------------          ----------------------------------------------------------------------
Assumptions:                                               Class            CDR              Cumulative Loss (1)
------------                                               -----            ---            -----------------------
PPC: 100%                                                   M-1           14.673              18.12%
Triggers in effect (i.e., Triggers Failing)                 M-2           9.886               13.55%
Forward LIBOR                                               M-3           8.988               12.58%
Lag to Recovery: 12 Months                                  B-1           7.859               11.30%
Loss Severity: 50%                                          B-2           6.967               10.24%
To Maturity                                                 B-3           6.563                9.74%
                                                       (1) As a percentage of the mortgage loan balance as of the Cut-off
                                                           Date.
-------------------------------------------          ----------------------------------------------------------------------



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------

                               Schedule of Available Funds and

                   Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date           A-2 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
-----------------           -----------   -----------   -----------   -----------   -----------   -----------   -----------
                             Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
September 2004                       --            --            --            --            --            --            --
October 2004                      10.00          9.50          9.50          9.50          9.50          9.50          9.50
November 2004                     10.00          9.50          9.50          9.50          9.50          9.50          9.50
December 2004                     10.00          9.50          9.50          9.50          9.50          9.50          9.50
January 2005                      10.00          9.50          9.50          9.50          9.50          9.50          9.50
February 2005                     10.00          9.50          9.50          9.50          9.50          9.50          9.50
March 2005                        10.00          9.50          9.50          9.50          9.50          9.50          9.50
April 2005                        10.00          9.50          9.50          9.50          9.50          9.50          9.50
May 2005                          10.00          9.50          9.50          9.50          9.50          9.50          9.50
June 2005                         10.00          9.50          9.50          9.50          9.50          9.50          9.50
July 2005                         10.00          9.50          9.50          9.50          9.50          9.50          9.50
August 2005                       10.00          9.50          9.50          9.50          9.50          9.50          9.50
September 2005                    10.00          9.50          9.50          9.50          9.50          9.50          9.50
October 2005                      10.00          9.50          9.50          9.50          9.50          9.50          9.50
November 2005                     10.00          9.50          9.50          9.50          9.50          9.50          9.50
December 2005                     10.00          9.50          9.50          9.50          9.50          9.50          9.50
January 2006                      10.00          9.50          9.50          9.50          9.50          9.50          9.50
February 2006                     10.00          9.50          9.50          9.50          9.50          9.50          9.50
March 2006                        10.00          9.50          9.50          9.50          9.50          9.50          9.50
April 2006                        10.00          9.50          9.50          9.50          9.50          9.50          9.50
May 2006                          10.00          9.50          9.50          9.50          9.50          9.50          9.50
June 2006                         10.00          9.50          9.50          9.50          9.50          9.50          9.50
July 2006                         10.00          9.50          9.50          9.50          9.50          9.50          9.50
August 2006                       10.00          9.50          9.50          9.50          9.50          9.50          9.50
September 2006                    10.00          9.50          9.50          9.50          9.50          9.50          9.50
October 2006                      10.00          9.50          9.50          9.50          9.50          9.50          9.50
November 2006                     10.00          9.50          9.50          9.50          9.50          9.50          9.50
December 2006                     10.00          9.50          9.50          9.50          9.50          9.50          9.50
January 2007                      10.00          9.50          9.50          9.50          9.50          9.50          9.50
February 2007                     10.00          9.50          9.50          9.50          9.50          9.50          9.50
March 2007                        10.49          9.83          9.83          9.83          9.83          9.83          9.83
April 2007                        10.00          9.50          9.50          9.50          9.50          9.50          9.50
May 2007                          10.00          9.50          9.50          9.50          9.50          9.50          9.50
June 2007                         10.00          9.50          9.50          9.50          9.50          9.50          9.50
July 2007                         10.55          9.75          9.75          9.75          9.75          9.75          9.75
August 2007                       10.25          9.43          9.43          9.43          9.43          9.43          9.43

(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate
Balance. This includes any payments made from the applicable Interest Rate Cap
Agreement.
(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       25



--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------




                                                Schedule of Available Funds and

                                    Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date           A-2 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
-----------------           -----------   -----------   -----------   -----------   -----------   -----------   -----------
                             Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
September 2007                    10.29          9.43          9.43          9.43          9.43          9.43          9.43
October 2007                      32.66          9.74          9.74          9.74          9.74          9.74          9.74
November 2007                     12.89          9.44          9.44          9.44          9.44          9.44          9.44
December 2007                     13.30          9.80          9.80          9.80          9.80          9.80          9.80
January 2008                      13.35         10.11         10.11         10.11         10.11         10.11         10.11
February 2008                     13.27         10.11         10.11         10.11         10.11         10.11         10.11
March 2008                        14.17         10.80         10.80         10.80         10.80         10.80         10.80
April 2008                        13.25         10.10         10.10         10.10         10.10         10.10         10.10
May 2008                          13.71         10.44         10.44         10.44         10.44         10.44         10.44
June 2008                         13.27         10.11         10.11         10.11         10.11         10.11         10.11
July 2008                         13.78         10.50         10.50         10.50         10.50         10.50         10.50
August 2008                       13.33         10.16         10.16         10.16         10.16         10.16         10.16
September 2008                    13.33         10.16         10.16         10.16         10.16         10.16         10.16
October 2008                      13.78         10.49         10.49         10.49         10.49         10.49         10.49
November 2008                     13.34         10.16         10.16         10.16         10.16         10.16         10.16
December 2008                     13.79         10.50         10.50         10.50         10.50         10.50         10.50
January 2009                      13.40         10.20         10.20         10.20         10.20         10.20         10.20
February 2009                     13.40         10.20         10.20         10.20         10.20         10.20         10.20
March 2009                        14.84         11.29         11.29         11.29         11.29         11.29         11.29
April 2009                        13.40         10.20         10.20         10.20         10.20         10.20         10.20
May 2009                          13.85         10.54         10.54         10.54         10.54         10.54         10.54
June 2009                         13.40         10.20         10.20         10.20         10.20         10.20         10.20
July 2009                         13.85         10.54         10.54         10.54         10.54         10.54         10.54
August 2009                       13.40         10.19         10.19         10.19         10.19         10.19         10.19
September 2009                    13.40         10.19         10.19         10.19         10.19         10.19         10.19
October 2009                      13.84         10.53         10.53         10.53         10.53         10.53         10.53
November 2009                     13.40         10.19         10.19         10.19         10.19         10.19         10.19
December 2009                     13.84         10.53         10.53         10.53         10.53         10.53         10.53
January 2010                      13.40         10.19         10.19         10.19         10.19         10.19         10.19
February 2010                     13.39         10.19         10.19         10.19         10.19         10.19         10.19
March 2010                        14.83         11.28         11.28         11.28         11.28         11.28         11.28
April 2010                        13.39         10.18         10.18         10.18         10.18         10.18         10.18
May 2010                          13.84         10.52         10.52         10.52         10.52         10.52         10.52
June 2010                         13.39         10.18         10.18         10.18         10.18         10.18         10.18
July 2010                         13.84         10.52         10.52         10.52         10.52         10.52         10.52
August 2010                       13.39         10.18         10.18         10.18         10.18         10.18         10.18


(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate
Balance. This includes any payments made from the applicable Interest Rate Cap
Agreement.
(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       26



--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------

                         Schedule of Available Funds and

             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date           A-2 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
-----------------           -----------   -----------   -----------   -----------   -----------   -----------   -----------
                             Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
September 2010                    13.39         10.18         10.18         10.18         10.18         10.18         10.18
October 2010                      13.84         10.52         10.52         10.52         10.52         10.52         10.52
November 2010                     13.39         10.17         10.17         10.17         10.17         10.17         10.17
December 2010                     13.83         10.51         10.51         10.51         10.51         10.51         10.51
January 2011                      13.39         10.17         10.17         10.17         10.17         10.17         10.17
February 2011                     13.39         10.17         10.17         10.17         10.17         10.17         10.17
March 2011                        14.82         11.26         11.26         11.26         11.26         11.26         11.26
April 2011                        13.39         10.17         10.17         10.17         10.17         10.17         10.17
May 2011                          13.83         10.51         10.51         10.51         10.51         10.51         10.51
June 2011                         13.39         10.17         10.17         10.17         10.17         10.17         10.17
July 2011                         13.83         10.50         10.50         10.50         10.50         10.50         10.50
August 2011                       13.38         10.16         10.16         10.16         10.16         10.16         10.16
September 2011                    13.38         10.16         10.16         10.16         10.16         10.16         10.16
October 2011                      13.83         10.50         10.50         10.50         10.50         10.50         10.50
November 2011                     13.38         10.16         10.16         10.16         10.16         10.16         10.16
December 2011                     13.83         10.50         10.50         10.50         10.50         10.50         10.50
January 2012                      13.38         10.16         10.16         10.16         10.16         10.16         10.16
February 2012                     13.38         10.16         10.16         10.16         10.16         10.16         10.16
March 2012                        14.31         10.86         10.86         10.86         10.86         10.86         10.86
April 2012                        13.38         10.16         10.16         10.16         10.16         10.16         10.16
May 2012                          13.83         10.49         10.49         10.49         10.49         10.49         10.49
June 2012                         13.38         10.15         10.15         10.15         10.15         10.15         10.15
July 2012                         13.83         10.49         10.49         10.49         10.49         10.49         10.49
August 2012                       13.38         10.15         10.15         10.15         10.15         10.15         10.15
September 2012                    13.38         10.15         10.15         10.15         10.15         10.15         10.15
October 2012                      13.83         10.49         10.49         10.49         10.49         10.49         10.49
November 2012                     13.38         10.15         10.15         10.15         10.15         10.15         10.15
December 2012                     13.83         10.48         10.48         10.48         10.48         10.48         10.48
January 2013                      13.38         10.15         10.15         10.15         10.15         10.15         10.15
February 2013                     13.38         10.14         10.14         10.14         10.14         10.14         10.14
March 2013                        12.06         11.23         11.23         11.23         11.23         11.23         11.23
April 2013                        10.91         10.14         10.14         10.14         10.14         10.14         10.14
May 2013                          11.29         10.48         10.48         10.48         10.48         10.48         10.48
June 2013                         10.95         10.14         10.14         10.14         10.14         10.14         10.14

(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate
Balance. This includes any payments made from the applicable Interest Rate Cap
Agreement.
(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       27



--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


                         Schedule of Available Funds and

             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date           A-2 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
-----------------           -----------   -----------   -----------   -----------   -----------   -----------   -----------
                             Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
July 2013                         11.34         10.48         10.48         10.48         10.48         10.48         10.48
August 2013                       11.00         10.14         10.14         10.14         10.14         10.14         10.14
September 2013                    11.02         10.14         10.14         10.14         10.14         10.14         10.14
October 2013                      11.41         10.47         10.47         10.47         10.47         10.47         10.47
November 2013                     11.07         10.14         10.14         10.14         10.14         10.14         10.14
December 2013                     11.47         10.47         10.47         10.47         10.47         10.47         10.47
January 2014                      11.13         10.13         10.13         10.13         10.13         10.13         10.13
February 2014                     11.15         10.13         10.13         10.13         10.13         10.13         10.13
March 2014                        12.38         11.22         11.22         11.22         11.22         11.22         11.22
April 2014                        11.21         10.13         10.13         10.13         10.13         10.13         10.13
May 2014                          11.62         10.47         10.47         10.47         10.47         10.47         10.47
June 2014                         11.27         10.13         10.13         10.13         10.13         10.13         10.13
July 2014                         11.68         10.47         10.47         10.47         10.47         10.47         10.47
August 2014                       11.33         10.13         10.13         10.13         10.13         10.13         10.13
September 2014                    11.37         10.13         10.13         10.13         10.13         10.13         10.13
October 2014                      11.78         10.46         10.46         10.46         10.46         10.46            --
November 2014                     11.44         10.13         10.13         10.13         10.13         10.13            --
December 2014                     11.86         10.46         10.46         10.46         10.46         10.46            --
January 2015                      11.51         10.12         10.12         10.12         10.12         10.12            --
February 2015                     11.55         10.12         10.12         10.12         10.12         10.12            --
March 2015                        12.83         11.21         11.21         11.21         11.21         11.21            --
April 2015                        11.63         10.12         10.12         10.12         10.12         10.12            --
May 2015                          12.06         10.46         10.46         10.46         10.46         10.46            --
June 2015                         11.71         10.12         10.12         10.12         10.12         10.12            --
July 2015                         12.14         10.46         10.46         10.46         10.46            --            --
August 2015                       11.80         10.12         10.12         10.12         10.12            --            --
September 2015                    11.84         10.12         10.12         10.12         10.12            --            --
October 2015                      12.28         10.45         10.45         10.45         10.45            --            --
November 2015                     11.94         10.12         10.12         10.12         10.12            --            --
December 2015                     12.38         10.45         10.45         10.45         10.45            --            --
January 2016                      12.03         10.12         10.12         10.12         10.12            --            --
February 2016                     12.09         10.11         10.11         10.11         10.11            --            --
March 2016                        12.98         10.81         10.81         10.81         10.81            --            --
April 2016                        12.19         10.11         10.11         10.11            --            --            --


(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate
Balance. This includes any payments made from the applicable Interest Rate Cap
Agreement.
(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       28



--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


                         Schedule of Available Funds and

             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date           A-2 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
-----------------           -----------   -----------   -----------   -----------   -----------   -----------   -----------
                             Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
May 2016                          12.66         10.45         10.45         10.45            --            --            --
June 2016                         12.31         10.11         10.11         10.11            --            --            --
July 2016                         12.78         10.45         10.45         10.45            --            --            --
August 2016                       12.43         10.11         10.11         10.11            --            --            --
September 2016                    12.49         10.11         10.11            --            --            --            --
October 2016                      12.97         10.45         10.45            --            --            --            --
November 2016                     12.62         10.11         10.11            --            --            --            --
December 2016                     13.11         10.45         10.45            --            --            --            --
January 2017                      12.75         10.11         10.11            --            --            --            --
February 2017                     12.82         10.11         10.11            --            --            --            --
March 2017                        14.28         11.19         11.19            --            --            --            --
April 2017                        12.97         10.11         10.11            --            --            --            --
May 2017                          13.48         10.44         10.44            --            --            --            --
June 2017                         13.13         10.11         10.11            --            --            --            --
July 2017                         13.65         10.44         10.44            --            --            --            --
August 2017                       13.29         10.11         10.11            --            --            --            --
September 2017                    13.37         10.11         10.11            --            --            --            --
October 2017                      13.91         10.44         10.44            --            --            --            --
November 2017                     13.55         10.11         10.11            --            --            --            --
December 2017                     14.10         10.44         10.44            --            --            --            --
January 2018                      13.74         10.10         10.10            --            --            --            --
February 2018                     13.83         10.10         10.10            --            --            --            --
March 2018                        15.43         11.19         11.19            --            --            --            --
April 2018                        14.04         10.10            --            --            --            --            --
May 2018                          14.61         10.44            --            --            --            --            --
June 2018                         14.25         10.10            --            --            --            --            --
July 2018                         14.84         10.44            --            --            --            --            --
August 2018                       14.47         10.10            --            --            --            --            --
September 2018                    14.59         10.10            --            --            --            --            --
October 2018                      15.20         10.44            --            --            --            --            --
November 2018                     14.83         10.10            --            --            --            --            --
December 2018                     15.46         10.44            --            --            --            --            --
January 2019                      15.09         10.10            --            --            --            --            --
February 2019                     15.22         10.10            --            --            --            --            --

(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate
Balance. This includes any payments made from the applicable Interest Rate Cap
Agreement.
(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       29



--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


                         Schedule of Available Funds and

             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date           A-2 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
-----------------           -----------   -----------   -----------   -----------   -----------   -----------   -----------
                             Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
March 2019                        17.01         11.19            --            --            --            --            --
April 2019                        15.50         10.10            --            --            --            --            --
May 2019                          16.17         10.44            --            --            --            --            --
June 2019                         15.80         10.10            --            --            --            --            --
July 2019                         16.54            --            --            --            --            --            --
August 2019                       16.26            --            --            --            --            --            --
September 2019                    16.53            --            --            --            --            --            --
October 2019                      17.38            --            --            --            --            --            --
November 2019                     17.12            --            --            --            --            --            --
December 2019                     18.03            --            --            --            --            --            --
January 2020                      17.80            --            --            --            --            --            --
February 2020                     18.17            --            --            --            --            --            --
March 2020                        19.85            --            --            --            --            --            --
April 2020                        19.00            --            --            --            --            --            --
May 2020                          20.10            --            --            --            --            --            --
June 2020                         19.95            --            --            --            --            --            --
July 2020                         21.17            --            --            --            --            --            --
August 2020                       21.07            --            --            --            --            --            --
September 2020                    21.70            --            --            --            --            --            --
October 2020                      23.14            --            --            --            --            --            --
November 2020                     23.15            --            --            --            --            --            --
December 2020                     24.78            --            --            --            --            --            --
January 2021                      24.91            --            --            --            --            --            --
February 2021                     25.93            --            --            --            --            --            --
March 2021                        29.97            --            --            --            --            --            --
April 2021                        28.36            --            --            --            --            --            --
May 2021                          30.80            --            --            --            --            --            --
June 2021                         31.46            --            --            --            --            --            --
July 2021                         34.48            --            --            --            --            --            --
August 2021                       35.58            --            --            --            --            --            --
September 2021                    38.18            --            --            --            --            --            --
October 2021                      42.65            --            --            --            --            --            --
November 2021                     45.04            --            --            --            --            --            --

(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate
Balance. This includes any payments made from the applicable Interest Rate Cap
Agreement.
(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the
Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of
Barclays Bank PLC, authorised and regulated by the Financial Services Authority
(`FSA') and member of the London Stock Exchange.

BARCLAYS


                                       30




--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------


                         Schedule of Available Funds and

             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date           A-2 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
-----------------           -----------   -----------   -----------   -----------   -----------   -----------   -----------
                             Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
December 2021                     51.34            --            --            --            --            --            --
January 2022                      55.59            --            --            --            --            --            --
February 2022                     63.32            --            --            --            --            --            --
March 2022                        81.80            --            --            --            --            --            --
April 2022                        89.16            --            --            --            --            --            --
May 2022                         117.03            --            --            --            --            --            --
June 2022                        156.80            --            --            --            --            --            --
July 2022                        267.89            --            --            --            --            --            --
August 2022                           *            --            --            --            --            --            --
September 2022                       --            --            --            --            --            --            --

* On the distribution date in August 2022, the Class A-2 Certificate Balance will be $53,131 and is paid $93,420 in interest.

(1)Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.
(2)Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                  September 6, 2004
Securitized Asset Backed Receivables LLC Trust 2004-OP2
--------------------------------------------------------------------------------



                           Interest Rate Cap Schedules

                                   Class A-2 Cap Notional Balance
                   -------------------------------------------------------------
Distribution Date     Balance ($)      Strike (%)         Ceiling     Multiplier
October 2004        13,628,800.00            6.09            9.65          10.00
November 2004       13,304,920.05            6.30            9.65          10.00
December 2004       12,981,955.85            6.53            9.65          10.00
January 2005        12,659,792.38            6.32            9.65          10.00
February 2005       12,338,327.77            6.33            9.65          10.00
March 2005          12,017,488.98            7.05            9.65          10.00
April 2005          11,697,231.82            6.34            9.65          10.00
May 2005            11,377,540.72            6.57            9.65          10.00
June 2005           11,058,428.43            6.36            9.65          10.00
July 2005           10,739,935.53            6.59            9.65          10.00
August 2005         10,422,129.74            6.28            9.65          10.00
September 2005      10,105,289.85            6.29            9.65          10.00
October 2005         9,790,188.05            6.52            9.65          10.00
November 2005        9,482,484.85            6.31            9.65          10.00
December 2005        9,182,069.93            6.54            9.65          10.00
January 2006         8,888,771.59            6.33            9.65          10.00
February 2006        8,602,422.12            6.34            9.65          10.00
March 2006           8,322,857.79            7.07            9.65          10.00
April 2006           8,049,918.68            6.36            9.65          10.00
May 2006             7,783,448.66            6.81            9.65          10.00
June 2006            7,523,295.24            6.80            9.65          10.00
July 2006            7,269,604.13            8.59            9.65          10.00
August 2006          7,023,958.49            8.32            9.65          10.00
September 2006       6,784,088.58            8.34            9.65          10.00
October 2006         6,549,859.25            8.65            9.65          10.00
November 2006        6,321,138.51            8.45            9.65          10.00
December 2006        6,097,797.43            8.84            9.65          10.00
January 2007         5,879,772.45            9.08            9.65          10.00
February 2007        5,667,310.55            9.10            9.65          10.00
March 2007           5,459,837.92            9.65            9.65          10.00
April 2007           5,257,237.95            8.89            9.65          10.00
May 2007             5,059,396.74            9.34            9.65          10.00
June 2007            4,866,203.07            9.14            9.65          10.00
July 2007                      --              --              --             --


                                   Class M Cap Notional Balance
                   -------------------------------------------------------------
Distribution Date     Balance ($)      Strike (%)         Ceiling     Multiplier
October 2004         9,582,400.00            5.35            8.62          10.00
November 2004        9,582,400.00            5.55            8.62          10.00
December 2004        9,582,400.00            5.77            8.62          10.00
January 2005         9,582,400.00            5.56            8.62          10.00
February 2005        9,582,400.00            5.56            8.62          10.00
March 2005           9,582,400.00            6.24            8.62          10.00
April 2005           9,582,400.00            5.56            8.62          10.00
May 2005             9,582,400.00            5.77            8.62          10.00
June 2005            9,582,400.00            5.56            8.62          10.00
July 2005            9,582,400.00            5.77            8.62          10.00
August 2005          9,582,400.00            5.46            8.62          10.00
September 2005       9,582,400.00            5.46            8.62          10.00
October 2005         9,582,400.00            5.67            8.62          10.00
November 2005        9,582,400.00            5.46            8.62          10.00
December 2005        9,582,400.00            5.67            8.62          10.00
January 2006         9,582,400.00            5.46            8.62          10.00
February 2006        9,582,400.00            5.46            8.62          10.00
March 2006           9,582,400.00            6.14            8.62          10.00
April 2006           9,582,400.00            5.46            8.62          10.00
May 2006             9,582,400.00            5.72            8.62          10.00
June 2006            9,582,400.00            5.61            8.62          10.00
July 2006            9,582,400.00            7.64            8.62          10.00
August 2006          9,582,400.00            7.37            8.62          10.00
September 2006       9,582,400.00            7.37            8.62          10.00
October 2006         9,582,400.00            7.64            8.62          10.00
November 2006        9,582,400.00            7.38            8.62          10.00
December 2006        9,582,400.00            7.69            8.62          10.00
January 2007         9,582,400.00            8.00            8.62          10.00
February 2007        9,582,400.00            8.00            8.62          10.00
March 2007           9,582,400.00            8.62            8.62          10.00
April 2007           9,582,400.00            7.76            8.62          10.00
May 2007             9,582,400.00            8.07            8.62          10.00
June 2007            9,582,400.00            7.83            8.62          10.00
July 2007                      --              --              --             --


                                Class B Cap Notional Balance
                   -------------------------------------------------------------
Distribution Date     Balance ($)      Strike (%)         Ceiling     Multiplier
October 2004         3,331,200.00            3.68            6.95          10.00
November 2004        3,331,200.00            3.88            6.95          10.00
December 2004        3,331,200.00            4.10            6.95          10.00
January 2005         3,331,200.00            3.89            6.95          10.00
February 2005        3,331,200.00            3.89            6.95          10.00
March 2005           3,331,200.00            4.57            6.95          10.00
April 2005           3,331,200.00            3.89            6.95          10.00
May 2005             3,331,200.00            4.10            6.95          10.00
June 2005            3,331,200.00            3.89            6.95          10.00
July 2005            3,331,200.00            4.10            6.95          10.00
August 2005          3,331,200.00            3.79            6.95          10.00
September 2005       3,331,200.00            3.79            6.95          10.00
October 2005         3,331,200.00            4.00            6.95          10.00
November 2005        3,331,200.00            3.79            6.95          10.00
December 2005        3,331,200.00            4.00            6.95          10.00
January 2006         3,331,200.00            3.79            6.95          10.00
February 2006        3,331,200.00            3.79            6.95          10.00
March 2006           3,331,200.00            4.47            6.95          10.00
April 2006           3,331,200.00            3.79            6.95          10.00
May 2006             3,331,200.00            4.05            6.95          10.00
June 2006            3,331,200.00            3.94            6.95          10.00
July 2006            3,331,200.00            5.97            6.95          10.00
August 2006          3,331,200.00            5.70            6.95          10.00
September 2006       3,331,200.00            5.70            6.95          10.00
October 2006         3,331,200.00            5.97            6.95          10.00
November 2006        3,331,200.00            5.71            6.95          10.00
December 2006        3,331,200.00            6.02            6.95          10.00
January 2007         3,331,200.00            6.33            6.95          10.00
February 2007        3,331,200.00            6.33            6.95          10.00
March 2007           3,331,200.00            6.95            6.95          10.00
April 2007           3,331,200.00            6.09            6.95          10.00
May 2007             3,331,200.00            6.40            6.95          10.00
June 2007            3,331,200.00            6.16            6.95          10.00
July 2007                      --              --              --             --


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

BARCLAYS
Option One Mortgage
SABR2004-OP2
All records
4,829 records
Balance: 822,521,383



1. Prosup Statistics

Cut-off date principal balance of group mortgage loans: $822,521,383
Fixed: 25.55%
Adjustable: 74.45%
:
1st Lien: 99.03%
2nd Lien: 0.97%
:
Mortgage Rates:
Minimum Coupon: 3.400%
Maximum Coupon: 12.450%
Weighted Average: 6.969%
:
Gross Margin:
Minimum: 2.500%
Maximum: 10.325%
Weighted Average: 5.179%
:
Minimum Rates:
Minimum: 3.400%
Maximum: 11.990%
Weighted Average: 6.961%
:
Maximum Rates:
Minimum: 9.400%
Maximum: 17.990%
Weighted Average: 12.967%
:
Current Principal Balance:
Maximum Balance: $950,000
Minimum Balance: $47,751
Average Current Principal Balance: $170,330
:
Original Combined loan-to-value Ratios:
Minimum: 10.82%
Maximum: 100.00%
Weighted Average: 77.64%
:
Weighted average next adjustment date of adjustable rate: 2006-06-27
:
Weighted average remaining term to stated maturity: 353
:
Geographic Concentration: CA(21.81%),NY(13.61%),MA(10.26%),NJ(6.14%),FL(5.92%)
:
% LTV > 80: 32.23%
:
Geographic Concentration: 11236(0.32%)
:
% 30-59 Days Delinquent: 0.14%
:
Latest Maturity Date: 2034-07-01



2. Termsheet Statistics

Cut-off date principal balance of group mortgage loans: $822,521,383

Cut-off date principal balance of group fixed-rate mortgage loans: $210,148,970

Cut-off date principal balance of group adjustable-rate mortgage loans:
$612,372,414

Mortgage Rates:

Weighted Average: 6.969%

Maximum Coupon: 12.450%

Minimum Coupon: 3.400%

Adjustable-rate Margin:

Weighted Average: 5.179%

Maximum Margin: 10.325%

Minimum Margin: 2.500%

Weighted Average Months to Roll: 22

Weighted average remaining term to maturity (in months): 353

Weighted average remaining interest-only term of interest-only loans (in months): 56


3. Product Types

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
Product                                           Mortgage    Principal     Principal     Interest     Term      Original
Types                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                         11       723,936           0.09      7.971         117      70.00
Fixed - 15 Year                                         83     9,367,897           1.14      6.852         177      70.69
Fixed - 20 Year                                         56     6,662,215           0.81      7.255         237      73.51
Fixed - 30 Year                                      1,178   189,578,587          23.05      6.984         357      74.83
Fixed - 30 Year/5 Year Interest Only                    15     3,816,334           0.46      6.793         356      77.14
ARM - 6 Month LIBOR                                      3       444,750           0.05      6.993         357      77.82
ARM - 2 Year/6 Month LIBOR                           3,089   530,600,209          64.51      7.014         357      78.23
ARM - 2 Year/6 Month LIBOR/15 Year                      16     1,553,469           0.19      7.534         203      73.92
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only        111    30,389,598           3.69      6.472         356      86.35
ARM - 3 Year/6 Month LIBOR                             245    43,777,629           5.32      6.746         357      78.08
ARM - 3 Year/6 Month LIBOR/15 Year                       1        64,191           0.01      6.240         177      74.97
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only         15     4,488,789           0.55      6.301         355      87.67
ARM - 15 Year/6 Month LIBOR                              6     1,053,778           0.13      6.283         357      72.03
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off       Cut-off      Average     Average    Average
Gross                                                of         Date           Date        Gross     Remaining   Combined
Interest                                          Mortgage    Principal     Principal     Interest     Term      Original
Rates (%)                                          Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
3.000% - 3.999%                                          1       198,713           0.02      3.400         356      80.00
4.000% - 4.999%                                         41     9,587,324           1.17      4.860         356      75.87
5.000% - 5.999%                                        726   160,717,926          19.54      5.722         352      75.87
6.000% - 6.999%                                      1,620   312,177,424          37.95      6.548         354      78.01
7.000% - 7.999%                                      1,375   216,039,904          26.27      7.499         354      78.34
8.000% - 8.999%                                        673    85,803,819          10.43      8.466         352      78.15
9.000% - 9.999%                                        263    27,244,438           3.31      9.467         352      76.08
10.000% - 10.999%                                       86     7,523,582           0.91     10.545         351      80.72
11.000% - 11.999%                                       42     3,091,456           0.38     11.450         350      80.64
12.000% - 12.999%                                        2       136,796           0.02     12.450         357      77.13
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------
Minimum: 3.400%
Maximum: 12.450%
Weighted Average: 6.969%


5. Range of Cut-off Date Principal Balances ($)
--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off       Cut-off      Average     Average    Average
Cut-off                                              of         Date           Date        Gross     Remaining   Combined
Date Principal                                    Mortgage    Principal     Principal     Interest     Term      Original
Balances ($)                                       Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                                       54     2,687,341           0.33      8.474         318      61.24
$50,001 - $75,000                                      681    42,995,500           5.23      8.162         342      77.83
$75,001 - $100,000                                     674    59,500,073           7.23      7.655         348      76.60
$100,001 - $125,000                                    612    68,765,634           8.36      7.283         354      76.94
$125,001 - $150,000                                    554    75,978,137           9.24      7.068         354      77.30
$150,001 - $175,000                                    456    74,165,111           9.02      6.974         352      75.68
$175,001 - $200,000                                    368    69,088,196           8.40      6.942         355      76.12
$200,001 - $225,000                                    320    68,112,564           8.28      6.870         354      76.63
$225,001 - $250,000                                    232    55,189,071           6.71      6.817         354      77.60
$250,001 - $275,000                                    200    52,458,871           6.38      6.731         356      78.42
$275,001 - $300,000                                    141    40,543,965           4.93      6.592         357      78.28
$300,001 - $325,000                                    125    39,120,180           4.76      6.716         355      78.30
$325,001 - $350,000                                    102    34,438,942           4.19      6.760         355      80.75
$350,001 - $375,000                                     61    22,101,067           2.69      6.473         354      79.85
$375,001 - $400,000                                     74    28,787,183           3.50      6.534         357      79.84
$400,001 - $425,000                                     38    15,710,202           1.91      6.496         357      81.88
$425,001 - $450,000                                     30    13,147,339           1.60      6.609         347      79.61
$450,001 - $475,000                                     13     6,018,947           0.73      6.644         348      83.02
$475,001 - $500,000                                     26    12,788,147           1.55      6.409         357      81.12
$500,001 - $750,000                                     63    36,746,683           4.47      6.459         356      79.31
$750,001 - $1,000,000                                    5     4,178,231           0.51      6.890         357      65.35
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------
Minimum: $47,751
Maximum: $950,000
Average: $170,330


6. Original Terms (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
Original                                             of         Date           Date        Gross     Remaining   Combined
Terms                                             Mortgage    Principal     Principal     Interest     Term      Original
(months)                                           Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
120                                                     11       723,936           0.09      7.971         117      70.00
180                                                     99    10,757,302           1.31      6.943         177      70.77
240                                                     56     6,662,215           0.81      7.255         237      73.51
360                                                  4,663   804,377,930          97.79      6.966         357      77.77
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 356


7. Range of Remaining Terms (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off       Cut-off      Average     Average    Average
Remaining                                            of         Date           Date        Gross     Remaining   Combined
Terms                                             Mortgage    Principal     Principal     Interest     Term      Original
(months)                                           Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
61 - 120                                                11       723,936           0.09      7.971         117      70.00
121 - 180                                               99    10,757,302           1.31      6.943         177      70.77
181 - 240                                               56     6,662,215           0.81      7.255         237      73.51
301 - 360                                            4,663   804,377,930          97.79      6.966         357      77.77
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 358
Weighted Average: 353


8. Range of Combined Original LTV Ratios (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off       Cut-off      Average     Average    Average
Combined                                             of         Date           Date        Gross     Remaining   Combined
Original                                          Mortgage    Principal     Principal     Interest     Term      Original
LTV Ratios (%)                                     Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                                          2       140,991           0.02      9.657         356      11.84
15.01% - 20.00%                                          6       717,148           0.09      6.747         338      17.93
20.01% - 25.00%                                          5       374,411           0.05      8.230         320      22.71
25.01% - 30.00%                                         20     2,115,594           0.26      7.661         349      28.62
30.01% - 35.00%                                         31     3,697,053           0.45      7.209         343      32.33
35.01% - 40.00%                                         36     5,403,883           0.66      6.614         340      37.67
40.01% - 45.00%                                         56     7,814,157           0.95      6.905         348      42.96
45.01% - 50.00%                                         89    12,195,457           1.48      6.857         353      47.84
50.01% - 55.00%                                         96    15,409,802           1.87      6.919         343      53.01
55.01% - 60.00%                                        162    26,332,407           3.20      6.862         350      58.20
60.01% - 65.00%                                        294    50,526,806           6.14      7.161         352      63.29
65.01% - 70.00%                                        382    67,343,583           8.19      6.889         352      68.97
70.01% - 75.00%                                        504    90,827,826          11.04      7.022         354      74.05
75.01% - 80.00%                                      1,656   274,537,562          33.38      6.862         354      79.66
80.01% - 85.00%                                        365    65,332,018           7.94      6.915         353      84.41
85.01% - 90.00%                                        754   143,525,773          17.45      6.967         354      89.65
90.01% - 95.00%                                        276    49,484,979           6.02      7.105         356      94.81
95.01% - 100.00%                                        95     6,741,933           0.82     10.202         348      99.93
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------
Minimum: 10.82%
Maximum: 100.00%
Weighted Average: 77.64%



9. Range of Gross Margins (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Range                                              Number      Cut-off       Cut-off      Average     Average    Average
of                                                   of         Date           Date        Gross     Remaining   Combined
Gross                                             Mortgage    Principal     Principal     Interest     Term      Original
Margins (%)                                        Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,343   210,148,970          25.55      6.987         344      74.63
2.500% - 3.500%                                         79    18,638,452           2.27      5.497         356      71.82
3.501% - 4.000%                                        271    58,280,407           7.09      5.810         356      75.81
4.001% - 4.500%                                        497   102,666,095          12.48      6.231         356      80.52
4.501% - 5.000%                                        635   119,710,251          14.55      6.656         357      79.90
5.001% - 5.500%                                        641   109,571,007          13.32      7.089         356      78.90
5.501% - 6.000%                                        493    80,772,034           9.82      7.415         356      78.24
6.001% - 6.500%                                        346    50,936,208           6.19      7.800         357      80.32
6.501% - 7.000%                                        262    37,617,495           4.57      8.149         354      78.64
7.001% - 7.500%                                        126    17,621,766           2.14      8.638         357      75.47
7.501% - 8.000%                                         94    12,333,317           1.50      9.171         357      76.27
8.001% - 8.500%                                         24     2,420,207           0.29      9.470         357      70.90
8.501% - 9.000%                                         11     1,055,947           0.13      9.834         357      76.83
9.001% - 9.500%                                          4       424,627           0.05     10.796         357      71.56
9.501% - 10.000%                                         1        49,955           0.01     11.850         357      60.61
10.001% - 10.500%                                        2       274,646           0.03     10.887         357      65.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.500%
Maximum: 10.325%
Non-Zero Weighted Average: 5.179%


10. Range of Minimum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
Range                                                         Aggregate     Aggregate     Weighted   Weighted    Weighted
of                                                 Number      Cut-off       Cut-off      Average     Average    Average
Minimum                                              of         Date           Date        Gross     Remaining   Combined
Mortgage                                          Mortgage    Principal     Principal     Interest     Term      Original
Rates (%)                                          Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,343   210,148,970          25.55      6.987         344      74.63
3.400% - 3.500%                                          1       198,713           0.02      3.400         356      80.00
4.001% - 4.500%                                          1       107,428           0.01      4.500         356      80.00
4.501% - 5.000%                                         44    10,328,865           1.26      4.959         356      75.34
5.001% - 5.500%                                        140    30,346,636           3.69      5.343         356      78.04
5.501% - 6.000%                                        383    84,489,684          10.27      5.825         356      78.50
6.001% - 6.500%                                        531   109,718,712          13.34      6.322         356      79.63
6.501% - 7.000%                                        669   123,481,064          15.01      6.803         356      79.93
7.001% - 7.500%                                        510    86,075,970          10.46      7.288         357      79.59
7.501% - 8.000%                                        519    78,630,114           9.56      7.794         355      77.82
8.001% - 8.500%                                        272    37,721,634           4.59      8.277         357      78.66
8.501% - 9.000%                                        206    27,016,252           3.28      8.777         356      76.58
9.001% - 9.500%                                        104    12,349,392           1.50      9.272         357      74.56
9.501% - 10.000%                                        68     7,807,709           0.95      9.717         356      72.51
10.001% - 10.500%                                       16     2,159,701           0.26     10.245         357      69.12
10.501% - 11.000%                                       11     1,023,986           0.12     10.752         357      67.14
11.001% - 11.500%                                        7       648,795           0.08     11.315         357      61.11
11.501% - 12.000%                                        4       267,760           0.03     11.787         357      65.06
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.400%
Maximum: 11.990%
Non-Zero Weighted Average: 6.961%


11. Range of Maximum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
Range                                                         Aggregate     Aggregate     Weighted   Weighted    Weighted
of                                                 Number      Cut-off       Cut-off      Average     Average    Average
Maximum                                              of         Date           Date        Gross     Remaining   Combined
Mortgage                                          Mortgage    Principal     Principal     Interest     Term      Original
Rates (%)                                          Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,343   210,148,970          25.55      6.987         344      74.63
9.400% - 9.500%                                          1       198,713           0.02      3.400         356      80.00
10.001% - 10.500%                                        1       107,428           0.01      4.500         356      80.00
10.501% - 11.000%                                       42    10,291,426           1.25      4.930         356      75.33
11.001% - 11.500%                                      140    30,346,636           3.69      5.343         356      78.04
11.501% - 12.000%                                      383    84,091,023          10.22      5.830         356      78.67
12.001% - 12.500%                                      531   110,050,590          13.38      6.322         356      79.62
12.501% - 13.000%                                      665   122,018,005          14.83      6.797         356      79.81
13.001% - 13.500%                                      508    85,634,383          10.41      7.285         357      79.50
13.501% - 14.000%                                      521    78,978,451           9.60      7.780         355      77.94
14.001% - 14.500%                                      276    38,405,222           4.67      8.265         357      78.87
14.501% - 15.000%                                      207    27,850,509           3.39      8.740         356      76.40
15.001% - 15.500%                                      104    12,349,392           1.50      9.272         357      74.56
15.501% - 16.000%                                       69     7,950,392           0.97      9.704         356      72.37
16.001% - 16.500%                                       16     2,159,701           0.26     10.245         357      69.12
16.501% - 17.000%                                       10       921,398           0.11     10.769         357      66.26
17.001% - 17.500%                                        7       648,795           0.08     11.315         357      61.11
17.501% - 18.000%                                        5       370,348           0.05     11.458         357      67.81
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 9.400%
Maximum: 17.990%
Non-Zero Weighted Average: 12.967%


12. Initial Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
                                                  Mortgage    Principal     Principal     Interest     Term      Original
Initial Cap (%)                                    Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,343   210,148,970          25.55      6.987         344      74.63
1.00%                                                    9     1,877,048           0.23      7.406         355      82.04
2.00%                                                    3       873,960           0.11      7.307         355      83.46
3.00%                                                3,473   609,501,822          74.10      6.961         356      78.66
4.00%                                                    1       119,583           0.01      6.750         356      75.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 4.000%
Non-Zero Weighted Average: 2.993%


13. Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
Periodic                                          Mortgage    Principal     Principal     Interest     Term      Original
Cap (%)                                            Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,343   210,148,970          25.55      6.987         344      74.63
1.00%                                                3,476   609,841,562          74.14      6.963         356      78.70
1.50%                                                    9     2,286,945           0.28      7.053         356      69.69
6.00%                                                    1       243,906           0.03      6.490         356      90.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 6.000%
Non-Zero Weighted Average: 1.004%


14. Next Rate Adjustment Dates

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Next                                               Number      Cut-off       Cut-off      Average     Average    Average
Rate                                                 of         Date           Date        Gross     Remaining   Combined
Adjustment                                        Mortgage    Principal     Principal     Interest     Term      Original
Dates                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,343   210,148,970          25.55      6.987         344      74.63
Nov-04                                                   1       209,970           0.03      4.950         356      72.76
Dec-04                                                   2       234,780           0.03      8.820         357      82.35
Oct-05                                                   2       131,550           0.02      8.147         349      73.29
Nov-05                                                   3       648,296           0.08      7.908         350      59.60
Dec-05                                                   2       289,787           0.04      9.088         351      75.93
Jan-06                                                   2       177,489           0.02      7.386         352      70.64
Mar-06                                                   6     1,214,618           0.15      7.349         354      80.12
Apr-06                                                 141    31,639,305           3.85      6.656         355      75.39
May-06                                                 683   140,089,714          17.03      6.571         356      76.54
Jun-06                                               2,180   359,535,061          43.71      7.109         356      79.71
Jul-06                                                 197    28,817,456           3.50      7.776         357      79.89
Jan-07                                                   2       515,113           0.06      6.443         352      75.10
Apr-07                                                  12     3,478,338           0.42      6.339         355      84.16
May-07                                                  67    11,942,725           1.45      6.448         356      75.34
Jun-07                                                 170    30,759,309           3.74      6.806         357      79.74
Jul-07                                                  10     1,635,124           0.20      7.512         358      80.91
May-19                                                   1       363,199           0.04      6.250         356      59.84
Jun-19                                                   5       690,579           0.08      6.300         357      78.44
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-06-27


15. Geographical Distribution

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
Geographical                                      Mortgage    Principal     Principal     Interest     Term      Original
Distribution                                       Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
California                                             733   179,414,286          21.81      6.666         355      77.23
New York                                               474   111,975,834          13.61      6.769         352      73.56
Massachusetts                                          393    84,360,675          10.26      6.638         354      73.85
New Jersey                                             242    50,522,653           6.14      7.051         355      77.55
Florida                                                361    48,733,480           5.92      7.154         354      78.27
Texas                                                  309    32,034,847           3.89      7.661         341      78.38
Virginia                                               166    26,153,402           3.18      7.301         352      79.94
Illinois                                               152    22,676,498           2.76      7.301         353      81.52
Connecticut                                            123    20,308,325           2.47      6.786         352      77.64
Pennsylvania                                           166    19,804,452           2.41      7.094         344      80.66
Rhode Island                                           107    18,650,023           2.27      6.548         352      75.38
Other                                                1,603   207,886,910          25.27      7.269         355      80.69
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 48


16. Occupancy

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
                                                  Mortgage    Principal     Principal     Interest     Term      Original
Occupancy                                          Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Primary                                              4,434   760,394,786          92.45      6.944         353      77.76
Investment                                             327    48,380,116           5.88      7.410         354      76.17
Second Home                                             68    13,746,481           1.67      6.823         353      76.26
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------


17. Property Types

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
Property                                          Mortgage    Principal     Principal     Interest     Term      Original
Types                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              3,731   611,945,077          74.40      6.982         353      77.67
2-4 Family                                             450   101,955,519          12.40      6.857         353      75.92
Planned Unit Development                               322    63,000,355           7.66      6.983         356      79.64
Condo                                                  250    37,818,341           4.60      7.042         354      78.46
Manufactured Housing                                    76     7,802,092           0.95      6.976         355      77.76
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
Loan                                              Mortgage    Principal     Principal     Interest     Term      Original
Purpose                                            Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  3,052   541,523,594          65.84      6.952         352      75.51
Purchase                                             1,297   201,220,562          24.46      6.928         356      83.00
Refinance - Rate Term                                  480    79,777,227           9.70      7.186         352      78.57
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
Documentation                                     Mortgage    Principal     Principal     Interest     Term      Original
Level                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                                   3,171   496,777,356          60.40      6.949         353      79.24
Stated Documentation                                 1,609   316,300,810          38.46      6.984         353      75.15
Lite Documentation                                      32     5,190,484           0.63      7.539         337      71.85
No Documentation                                        17     4,252,734           0.52      7.437         354      83.15
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------


20. Original Prepayment Penalty Term (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Original                                           Number      Cut-off       Cut-off      Average     Average    Average
Prepayment                                           of         Date           Date        Gross     Remaining   Combined
Penalty                                           Mortgage    Principal     Principal     Interest     Term      Original
Term (months)                                      Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
0                                                    1,311   217,847,973          26.49      7.212         352      77.90
6                                                        1       173,625           0.02      7.700         235      90.00
12                                                     315    64,658,047           7.86      6.629         348      72.59
24                                                   2,260   387,162,299          47.07      6.952         356      79.19
30                                                       6     1,412,921           0.17      6.958         357      85.63
36                                                     936   151,266,517          18.39      6.806         349      75.37
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6
Maximum: 36
Non-Zero Weighted Average: 26


21. Lien Position

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
Lien                                              Mortgage    Principal     Principal     Interest     Term      Original
Position                                           Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
1st Lien                                             4,712   814,559,935          99.03      6.936         353      77.49
2nd Lien                                               117     7,961,449           0.97     10.365         342      92.43
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------


22. FICO Score

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
FICO                                              Mortgage    Principal     Principal     Interest     Term      Original
Score                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Not Available                                           68     7,489,521           0.91      8.017         353      72.59
500 - 500                                               15     2,785,321           0.34      7.879         357      73.10
501 - 520                                              387    61,316,739           7.45      7.874         356      72.49
521 - 540                                              461    73,036,426           8.88      7.692         356      73.47
541 - 560                                              452    71,938,765           8.75      7.457         354      73.46
561 - 580                                              443    72,976,966           8.87      7.227         355      74.58
581 - 600                                              519    89,739,724          10.91      6.914         353      77.62
601 - 620                                              632   106,646,620          12.97      6.737         353      78.70
621 - 640                                              595   102,144,245          12.42      6.668         353      80.88
641 - 660                                              455    78,565,422           9.55      6.564         352      80.65
661 - 680                                              319    64,363,200           7.83      6.357         352      80.33
681 - 700                                              178    32,639,861           3.97      6.532         349      80.76
701 - 720                                              132    26,779,959           3.26      6.471         353      81.93
721 - 740                                               86    16,015,049           1.95      6.444         348      82.07
741 - 760                                               51     9,584,464           1.17      6.657         350      81.17
761 - 780                                               27     5,117,965           0.62      6.624         355      79.67
781 - 800                                                5       762,142           0.09      6.504         354      83.26
801 >=                                                   4       618,995           0.08      7.021         336      87.26
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,829   822,521,383         100.00      6.969         353      77.64
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 815
Non-Zero Weighted Average: 607

BARCLAYS
Option One Mortgage
SABR2004-OP2
Group I
4,236 records
Balance: 655,295,937



1. Prosup Statistics

Cut-off date principal balance of group mortgage loans: $655,295,937
Fixed: 24.92%
Adjustable: 75.08%
:
1st Lien: 100.00%
2nd Lien: 0.00%
:
Mortgage Rates:
Minimum Coupon: 3.400%
Maximum Coupon: 11.550%
Weighted Average: 6.972%
:
Gross Margin:
Minimum: 2.500%
Maximum: 9.450%
Weighted Average: 5.234%
:
Minimum Rates:
Minimum: 3.400%
Maximum: 11.550%
Weighted Average: 7.005%
:
Maximum Rates:
Minimum: 9.400%
Maximum: 17.600%
Weighted Average: 13.009%
:
Current Principal Balance:
Maximum Balance: $498,456
Minimum Balance: $48,861
Average Current Principal Balance: $154,697
:
Original Combined loan-to-value Ratios:
Minimum: 13.70%
Maximum: 100.00%
Weighted Average: 77.51%
:
Weighted average next adjustment date of adjustable rate: 2006-06-21
:
Weighted average remaining term to stated maturity: 353
:
Geographic Concentration: CA(16.28%),NY(12.31%),MA(10.75%),FL(6.62%),NJ(6.26%)
:
% LTV > 80: 30.59%
:
Geographic Concentration: 02301(0.40%)
:
% 30-59 Days Delinquent: 0.10%
:
Latest Maturity Date: 2034-07-01



2. Termsheet Statistics

Cut-off date principal balance of group mortgage loans: $655,295,937
Cut-off date principal balance of group fixed-rate mortgage loans: $163,309,605 Cut-off date principal balance of group adjustable-rate mortgage loans:
$491,986,332
Mortgage Rates:
Weighted Average: 6.972%
Maximum Coupon: 11.550%
Minimum Coupon: 3.400%
Adjustable-rate Margin:
Weighted Average: 5.234%
Maximum Margin: 9.450%
Minimum Margin: 2.500%
Weighted Average Months to Roll: 22
Weighted average remaining term to maturity (in months): 353
Weighted average remaining interest-only term of interest-only loans (in months): 56


3. Product Types

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining
Product                                           Mortgage    Principal     Principal     Interest     Term      Original
Types                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                          9       616,930           0.09      7.680         117      69.52
Fixed - 15 Year                                         73     7,875,519           1.20      6.845         177      71.93
Fixed - 20 Year                                         37     4,742,288           0.72      6.997         237      74.00
Fixed - 30 Year                                        950   147,565,208          22.52      6.870         357      74.70
Fixed - 30 Year/5 Year Interest Only                    13     2,509,660           0.38      6.441         356      79.30
ARM - 6 Month LIBOR                                      3       444,750           0.07      6.993         357      77.82
ARM - 2 Year/6 Month LIBOR                           2,817   436,197,117          66.56      7.047         357      78.25
ARM - 2 Year/6 Month LIBOR/15 Year                      16     1,553,469           0.24      7.534         203      73.92
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only         83    17,452,311           2.66      6.562         356      85.85
ARM - 3 Year/6 Month LIBOR                             220    33,992,583           5.19      6.747         357      77.58
ARM - 3 Year/6 Month LIBOR/15 Year                       1        64,191           0.01      6.240         177      74.97
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only         10     2,005,566           0.31      6.122         356      84.36
ARM - 15 Year/6 Month LIBOR                              4       276,345           0.04      6.824         357      76.10
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off       Cut-off      Average     Average    Average
Gross                                                of         Date           Date        Gross     Remaining
Interest                                          Mortgage    Principal     Principal     Interest     Term      Original
Rates (%)                                          Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
3.000% - 3.999%                                          1       198,713           0.03      3.400         356      80.00
4.000% - 4.999%                                         36     7,331,379           1.12      4.845         356      73.02
5.000% - 5.999%                                        628   118,629,790          18.10      5.722         351      75.60
6.000% - 6.999%                                      1,462   244,795,995          37.36      6.552         354      77.51
7.000% - 7.999%                                      1,297   186,372,358          28.44      7.505         353      78.43
8.000% - 8.999%                                        616    77,039,491          11.76      8.466         352      78.44
9.000% - 9.999%                                        171    18,398,213           2.81      9.376         354      78.38
10.000% - 10.999%                                       23     2,365,563           0.36     10.392         348      77.61
11.000% - 11.999%                                        2       164,434           0.03     11.323         357      74.13
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Minimum: 3.400%
Maximum: 11.550%
Weighted Average: 6.972%


5. Range of Cut-off Date Principal Balances ($)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off       Cut-off      Average     Average    Average
Cut-off                                              of         Date           Date        Gross     Remaining
Date Principal                                    Mortgage    Principal     Principal     Interest     Term      Original
Balances ($)                                       Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                                       36     1,793,492           0.27      7.947         331      61.14
$50,001 - $75,000                                      554    35,193,801           5.37      7.723         342      76.35
$75,001 - $100,000                                     616    54,529,831           8.32      7.454         348      76.98
$100,001 - $125,000                                    594    66,725,140          10.18      7.225         354      77.34
$125,001 - $150,000                                    540    74,036,348          11.30      7.020         353      77.78
$150,001 - $175,000                                    449    72,996,119          11.14      6.955         352      76.05
$175,001 - $200,000                                    363    68,138,921          10.40      6.917         355      76.43
$200,001 - $225,000                                    311    66,180,812          10.10      6.798         354      77.05
$225,001 - $250,000                                    226    53,744,569           8.20      6.762         354      78.19
$250,001 - $275,000                                    197    51,667,766           7.88      6.707         356      78.61
$275,001 - $300,000                                    141    40,543,965           6.19      6.592         357      78.28
$300,001 - $325,000                                    121    37,867,373           5.78      6.685         355      79.16
$325,001 - $350,000                                     43    14,339,810           2.19      6.950         357      79.49
$350,001 - $375,000                                     17     6,170,585           0.94      6.612         346      84.18
$375,001 - $400,000                                     16     6,255,619           0.95      6.602         357      79.25
$400,001 - $425,000                                      9     3,729,319           0.57      6.460         357      85.31
$425,001 - $450,000                                      2       884,011           0.13      7.117         356      76.97
$475,001 - $500,000                                      1       498,456           0.08      5.850         357      89.29
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Minimum: $48,861
Maximum: $498,456
Average: $154,697


6. Original Terms (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
Original                                             of         Date           Date        Gross     Remaining
Terms                                             Mortgage    Principal     Principal     Interest     Term      Original
(months)                                           Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
120                                                      9       616,930           0.09      7.680         117      69.52
180                                                     89     9,264,924           1.41      6.951         177      71.84
240                                                     37     4,742,288           0.72      6.997         237      74.00
360                                                  4,101   640,671,794          97.77      6.971         357      77.63
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 356


7. Range of Remaining Terms (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off       Cut-off      Average     Average    Average
Remaining                                            of         Date           Date        Gross     Remaining
Terms                                             Mortgage    Principal     Principal     Interest     Term      Original
(months)                                           Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
61 - 120                                                 9       616,930           0.09      7.680         117      69.52
121 - 180                                               89     9,264,924           1.41      6.951         177      71.84
181 - 240                                               37     4,742,288           0.72      6.997         237      74.00
301 - 360                                            4,101   640,671,794          97.77      6.971         357      77.63
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 358
Weighted Average: 353


8. Range of Original LTV Ratios (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
Range of                                             of         Date           Date        Gross     Remaining
Original                                          Mortgage    Principal     Principal     Interest     Term      Original
LTV Ratios (%)                                     Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                                          1        49,918           0.01      9.050         357      13.70
15.01% - 20.00%                                          5       343,770           0.05      7.830         319      18.45
20.01% - 25.00%                                          5       374,411           0.06      8.230         320      22.71
25.01% - 30.00%                                         13     1,424,091           0.22      7.036         346      28.70
30.01% - 35.00%                                         22     2,445,340           0.37      6.942         346      32.67
35.01% - 40.00%                                         28     3,665,936           0.56      6.638         345      37.61
40.01% - 45.00%                                         49     6,810,761           1.04      6.833         351      42.89
45.01% - 50.00%                                         82    11,177,259           1.71      6.696         353      47.76
50.01% - 55.00%                                         83    12,342,722           1.88      6.874         345      53.17
55.01% - 60.00%                                        145    21,919,614           3.34      6.805         348      58.17
60.01% - 65.00%                                        231    37,435,788           5.71      6.921         352      63.37
65.01% - 70.00%                                        332    53,289,449           8.13      6.853         352      68.91
70.01% - 75.00%                                        433    71,474,594          10.91      7.026         353      74.07
75.01% - 80.00%                                      1,546   232,099,945          35.42      6.928         354      79.68
80.01% - 85.00%                                        328    49,818,940           7.60      7.005         353      84.41
85.01% - 90.00%                                        674   109,584,179          16.72      7.082         354      89.70
90.01% - 95.00%                                        253    40,320,317           6.15      7.219         356      94.79
95.01% - 100.00%                                         6       718,904           0.11      7.466         356      99.54
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Minimum: 13.70%
Maximum: 100.00%
Weighted Average: 77.51%


9. Range of Gross Margins (%)
--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Range                                              Number      Cut-off       Cut-off      Average     Average    Average
of                                                   of         Date           Date        Gross     Remaining
Gross                                             Mortgage    Principal     Principal     Interest     Term      Original
Margins (%)                                        Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,082   163,309,605          24.92      6.869         344      74.60
2.500% - 3.500%                                         64    12,067,419           1.84      5.444         356      70.72
3.501% - 4.000%                                        236    42,301,527           6.46      5.844         356      74.62
4.001% - 4.500%                                        436    75,306,826          11.49      6.180         356      79.11
4.501% - 5.000%                                        576    94,800,430          14.47      6.682         357      79.48
5.001% - 5.500%                                        591    91,830,958          14.01      7.088         356      78.99
5.501% - 6.000%                                        466    68,869,686          10.51      7.453         356      78.09
6.001% - 6.500%                                        334    46,480,771           7.09      7.824         357      80.09
6.501% - 7.000%                                        245    33,569,209           5.12      8.170         353      79.11
7.001% - 7.500%                                        119    16,303,440           2.49      8.572         357      76.29
7.501% - 8.000%                                         64     8,165,842           1.25      8.822         357      81.48
8.001% - 8.500%                                         14     1,331,591           0.20      9.047         357      85.74
8.501% - 9.000%                                          7       655,304           0.10      9.524         357      80.05
9.001% - 9.500%                                          2       303,330           0.05     10.335         357      75.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.500%
Maximum: 9.450%
Non-Zero Weighted Average: 5.234%


10. Range of Minimum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
Range                                                         Aggregate     Aggregate     Weighted   Weighted    Weighted
of                                                 Number      Cut-off       Cut-off      Average     Average    Average
Minimum                                              of         Date           Date        Gross     Remaining
Mortgage                                          Mortgage    Principal     Principal     Interest     Term      Original
Rates (%)                                          Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,082   163,309,605          24.92      6.869         344      74.60
3.400% - 3.500%                                          1       198,713           0.03      3.400         356      80.00
4.001% - 4.500%                                          1       107,428           0.02      4.500         356      80.00
4.501% - 5.000%                                         38     7,677,078           1.17      4.914         356      72.55
5.001% - 5.500%                                        121    22,321,592           3.41      5.336         356      77.25
5.501% - 6.000%                                        332    62,138,063           9.48      5.819         356      78.47
6.001% - 6.500%                                        469    82,504,439          12.59      6.318         356      78.45
6.501% - 7.000%                                        610    98,241,652          14.99      6.802         356      79.58
7.001% - 7.500%                                        475    72,428,073          11.05      7.293         356      79.37
7.501% - 8.000%                                        497    69,281,496          10.57      7.794         355      78.18
8.001% - 8.500%                                        267    35,862,134           5.47      8.274         357      78.61
8.501% - 9.000%                                        201    25,295,976           3.86      8.779         356      76.22
9.001% - 9.500%                                         93    10,813,553           1.65      9.256         357      75.44
9.501% - 10.000%                                        36     3,686,084           0.56      9.734         355      81.99
10.001% - 10.500%                                        8       956,788           0.15     10.236         357      76.97
10.501% - 11.000%                                        4       376,755           0.06     10.584         357      71.82
11.501% - 12.000%                                        1        96,508           0.01     11.550         357      70.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.400%
Maximum: 11.550%
Non-Zero Weighted Average: 7.005%


11. Range of Maximum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
Range                                                         Aggregate     Aggregate     Weighted   Weighted    Weighted
of                                                 Number      Cut-off       Cut-off      Average     Average    Average
Maximum                                              of         Date           Date        Gross     Remaining
Mortgage                                          Mortgage    Principal     Principal     Interest     Term      Original
Rates (%)                                          Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,082   163,309,605          24.92      6.869         344      74.60
9.400% - 9.500%                                          1       198,713           0.03      3.400         356      80.00
10.001% - 10.500%                                        1       107,428           0.02      4.500         356      80.00
10.501% - 11.000%                                       36     7,437,911           1.14      4.854         356      72.47
11.001% - 11.500%                                      121    22,321,592           3.41      5.336         356      77.25
11.501% - 12.000%                                      333    62,336,972           9.51      5.827         356      78.67
12.001% - 12.500%                                      468    82,440,476          12.58      6.320         356      78.47
12.501% - 13.000%                                      608    97,372,572          14.86      6.800         356      79.38
13.001% - 13.500%                                      473    71,986,486          10.99      7.289         356      79.27
13.501% - 14.000%                                      499    70,012,795          10.68      7.780         355      78.26
14.001% - 14.500%                                      271    36,545,722           5.58      8.262         357      78.83
14.501% - 15.000%                                      200    25,153,293           3.84      8.778         356      76.28
15.001% - 15.500%                                       93    10,813,553           1.65      9.256         357      75.44
15.501% - 16.000%                                       37     3,828,767           0.58      9.707         355      81.36
16.001% - 16.500%                                        8       956,788           0.15     10.236         357      76.97
16.501% - 17.000%                                        3       274,167           0.04     10.578         357      70.63
17.501% - 18.000%                                        2       199,096           0.03     11.060         356      72.58
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 9.400%
Maximum: 17.600%
Non-Zero Weighted Average: 13.009%


12. Initial Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining
                                                  Mortgage    Principal     Principal     Interest     Term      Original
Initial Cap (%)                                    Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,082   163,309,605          24.92      6.869         344      74.60
1.000%                                                   7     1,283,069           0.20      7.315         355      87.36
2.000%                                                   1       169,428           0.03      7.250         355      90.00
3.000%                                               3,145   490,414,251          74.84      7.005         356      78.45
4.000%                                                   1       119,583           0.02      6.750         356      75.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 4.000%
Non-Zero Weighted Average: 2.995%


13. Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining
Periodic                                          Mortgage    Principal     Principal     Interest     Term      Original
Cap (%)                                            Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,082   163,309,605          24.92      6.869         344      74.60
1.000%                                               3,146   490,269,011          74.82      7.007         356      78.49
1.500%                                                   7     1,473,415           0.22      6.830         355      71.82
6.000%                                                   1       243,906           0.04      6.490         356      90.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 6.000%
Non-Zero Weighted Average: 1.004%


14. Next Rate Adjustment Dates
--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Next                                               Number      Cut-off       Cut-off      Average     Average    Average
Rate                                                 of         Date           Date        Gross     Remaining
Adjustment                                        Mortgage    Principal     Principal     Interest     Term      Original
Dates                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,082   163,309,605          24.92      6.869         344      74.60
Nov-04                                                   1       209,970           0.03      4.950         356      72.76
Dec-04                                                   2       234,780           0.04      8.820         357      82.35
Oct-05                                                   1        74,813           0.01      6.400         349      72.00
Nov-05                                                   2       270,976           0.04      7.919         350      64.77
Dec-05                                                   2       289,787           0.04      9.088         351      75.93
Jan-06                                                   2       177,489           0.03      7.386         352      70.64
Mar-06                                                   6     1,214,618           0.19      7.349         354      80.12
Apr-06                                                 116    21,075,183           3.22      6.777         355      72.26
May-06                                                 590   103,589,431          15.81      6.581         356      75.86
Jun-06                                               2,014   303,446,044          46.31      7.136         356      79.75
Jul-06                                                 183    25,064,555           3.82      7.758         357      80.17
Jan-07                                                   1       119,272           0.02      7.500         352      80.00
Apr-07                                                   9     1,754,538           0.27      6.193         355      75.20
May-07                                                  63    10,746,821           1.64      6.399         356      75.25
Jun-07                                                 150    22,466,502           3.43      6.864         356      79.33
Jul-07                                                   8       975,207           0.15      7.468         358      80.74
Jun-19                                                   4       276,345           0.04      6.824         357      76.10
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-06-21


15. Geographical Distribution

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining
Geographical                                      Mortgage    Principal     Principal     Interest     Term      Original
Distribution                                       Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
California                                             543   106,712,980          16.28      6.651         355      75.34
New York                                               374    80,680,304          12.31      6.785         352      73.18
Massachusetts                                          341    70,450,452          10.75      6.630         354      73.55
Florida                                                329    43,399,358           6.62      7.092         353      78.39
New Jersey                                             215    41,019,219           6.26      7.098         355      76.83
Texas                                                  285    29,073,578           4.44      7.586         341      78.97
Virginia                                               147    21,182,687           3.23      7.230         351      79.80
Illinois                                               143    20,917,380           3.19      7.262         353      81.58
Pennsylvania                                           158    18,780,645           2.87      7.067         344      80.95
Rhode Island                                           102    17,639,958           2.69      6.547         352      75.55
Connecticut                                            109    17,075,573           2.61      6.765         351      76.58
Other                                                1,490   188,363,803          28.74      7.200         355      81.02
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 48


16. Occupancy

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining
                                                  Mortgage    Principal     Principal     Interest     Term      Original
Occupancy                                          Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Primary                                              3,873   604,512,929          92.25      6.942         353      77.57
Investment                                             305    42,231,026           6.44      7.399         354      76.25
Second Home                                             58     8,551,981           1.31      7.012         351      79.86
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------


17. Property Types

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining
Property                                          Mortgage    Principal     Principal     Interest     Term      Original
Types                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              3,263   483,215,485          73.74      7.000         353      77.47
2-4 Family                                             408    89,310,083          13.63      6.825         353      76.01
Planned Unit Development                               262    43,227,814           6.60      6.934         356      80.17
Condo                                                  228    31,794,356           4.85      7.017         354      78.69
Manufactured Housing                                    75     7,748,198           1.18      6.968         355      77.78
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining
Loan                                              Mortgage    Principal     Principal     Interest     Term      Original
Purpose                                            Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  2,670   428,143,963          65.34      6.969         352      75.35
Purchase                                             1,136   162,311,546          24.77      6.873         356      82.53
Refinance - Rate Term                                  430    64,840,427           9.89      7.237         353      79.23
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining
Documentation                                     Mortgage    Principal     Principal     Interest     Term      Original
Level                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                                   2,801   404,385,358          61.71      6.917         353      79.02
Stated Documentation                                 1,392   243,375,148          37.14      7.051         353      75.06
Lite Documentation                                      30     4,952,739           0.76      7.499         336      72.29
No Documentation                                        13     2,582,691           0.39      7.201         354      82.01
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------


20. Original Prepayment Penalty Term (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Original                                           Number      Cut-off       Cut-off      Average     Average    Average
Prepayment                                           of         Date           Date        Gross     Remaining
Penalty                                           Mortgage    Principal     Principal     Interest     Term      Original
Term (months)                                      Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
0                                                    1,124   173,631,096          26.50      7.195         352      77.65
6                                                        1       173,625           0.03      7.700         235      90.00
12                                                     276    52,227,800           7.97      6.648         349      73.58
24                                                   2,004   306,107,944          46.71      6.967         356      78.83
30                                                       5     1,038,499           0.16      6.934         357      82.26
36                                                     826   122,116,972          18.64      6.807         348      75.64
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6
Maximum: 36
Non-Zero Weighted Average: 26


21. Lien Position

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining
Lien                                              Mortgage    Principal     Principal     Interest     Term      Original
Position                                           Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
1st Lien                                             4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------


22. FICO Score

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining
FICO                                              Mortgage    Principal     Principal     Interest     Term      Original
Score                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Not Available                                           56     6,003,469           0.92      7.771         355      73.21
500 - 500                                               11     2,053,295           0.31      7.550         357      77.56
501 - 520                                              316    48,636,580           7.42      7.772         356      74.32
521 - 540                                              411    61,234,788           9.34      7.691         356      73.22
541 - 560                                              398    58,792,986           8.97      7.468         354      73.80
561 - 580                                              403    62,438,195           9.53      7.205         354      75.02
581 - 600                                              466    71,392,154          10.89      6.949         354      78.01
601 - 620                                              565    86,685,841          13.23      6.726         352      77.94
621 - 640                                              508    78,123,949          11.92      6.616         352      79.81
641 - 660                                              401    62,278,395           9.50      6.563         352      80.10
661 - 680                                              273    47,156,784           7.20      6.387         352      80.73
681 - 700                                              157    25,206,765           3.85      6.496         346      80.25
701 - 720                                              114    19,733,944           3.01      6.601         351      81.61
721 - 740                                               77    12,422,209           1.90      6.526         350      82.70
741 - 760                                               45     6,979,751           1.07      6.675         348      79.98
761 - 780                                               26     4,775,694           0.73      6.669         355      79.64
781 - 800                                                5       762,142           0.12      6.504         354      83.26
801 >=                                                   4       618,995           0.09      7.021         336      87.26
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,236   655,295,937         100.00      6.972         353      77.51
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 815
Non-Zero Weighted Average: 606

BARCLAYS
Option One Mortgage
SABR2004-OP2
Group II
593 records
Balance: 167,225,447



1. Prosup Statistics

Cut-off date principal balance of group mortgage loans: $167,225,447
Fixed: 28.01%
Adjustable: 71.99%
:
1st Lien: 95.24%
2nd Lien: 4.76%
:
Mortgage Rates:
Minimum Coupon: 4.750%
Maximum Coupon: 12.450%
Weighted Average: 6.957%
:
Gross Margin:
Minimum: 3.200%
Maximum: 10.325%
Weighted Average: 4.953%
:
Minimum Rates:
Minimum: 4.750%
Maximum: 11.990%
Weighted Average: 6.780%
:
Maximum Rates:
Minimum: 10.750%
Maximum: 17.990%
Weighted Average: 12.793%
:
Current Principal Balance:
Maximum Balance: $950,000
Minimum Balance: $47,751
Average Current Principal Balance: $281,999
:
Original Combined loan-to-value Ratios:
Minimum: 10.82%
Maximum: 100.00%
Weighted Average: 78.14%
:
Weighted average next adjustment date of adjustable rate: 2006-07-23
:
Weighted average remaining term to stated maturity: 353
:
Geographic Concentration: CA(43.48%),NY(18.71%),MA(8.32%),NJ(5.68%),FL(3.19%)
:
% LTV > 80: 38.66%
:
Geographic Concentration: 95746(1.01%)
:
% 30-59 Days Delinquent: 0.30%
:
Latest Maturity Date: 2034-07-01





2. Termsheet Statistics

Cut-off date principal balance of group mortgage loans: $167,225,447
Cut-off date principal balance of group fixed-rate mortgage loans: $46,839,365 Cut-off date principal balance of group adjustable-rate mortgage loans:
$120,386,082
Mortgage Rates:
Weighted Average: 6.957%
Maximum Coupon: 12.450%
Minimum Coupon: 4.750%
Adjustable-rate Margin:
Weighted Average: 4.953%
Maximum Margin: 10.325%
Minimum Margin: 3.200%
Weighted Average Months to Roll: 23
Weighted average remaining term to maturity (in months): 353
Weighted average remaining interest-only term of interest-only loans (in months): 55


3. Product Types

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
Product                                           Mortgage    Principal     Principal     Interest     Term      Original
Types                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                          2       107,006           0.06      9.652         117      72.77
Fixed - 15 Year                                         10     1,492,378           0.89      6.892         177      64.12
Fixed - 20 Year                                         19     1,919,928           1.15      7.894         236      72.28
Fixed - 30 Year                                        228    42,013,379          25.12      7.386         357      75.28
Fixed - 30 Year/5 Year Interest Only                     2     1,306,674           0.78      7.470         355      73.00
ARM - 2 Year/6 Month LIBOR                             272    94,403,092          56.45      6.864         357      78.18
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only         28    12,937,287           7.74      6.350         355      87.02
ARM - 3 Year/6 Month LIBOR                              25     9,785,047           5.85      6.743         357      79.81
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only          5     2,483,223           1.48      6.446         355      90.34
ARM - 15 Year/6 Month LIBOR                              2       777,433           0.46      6.090         357      70.58
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off       Cut-off      Average     Average    Average
Gross                                                of         Date           Date        Gross     Remaining   Combined
Interest                                          Mortgage    Principal     Principal     Interest     Term      Original
Rates (%)                                          Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                          5     2,255,945           1.35      4.909         356      85.15
5.000% - 5.999%                                         98    42,088,136          25.17      5.725         353      76.62
6.000% - 6.999%                                        158    67,381,428          40.29      6.535         354      79.84
7.000% - 7.999%                                         78    29,667,547          17.74      7.463         356      77.73
8.000% - 8.999%                                         57     8,764,328           5.24      8.462         348      75.59
9.000% - 9.999%                                         92     8,846,225           5.29      9.658         347      71.28
10.000% - 10.999%                                       63     5,158,019           3.08     10.615         352      82.14
11.000% - 11.999%                                       40     2,927,022           1.75     11.457         350      81.01
12.000% - 12.999%                                        2       136,796           0.08     12.450         357      77.13
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 12.450%
Weighted Average: 6.957%


5. Range of Cut-off Date Principal Balances ($)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off       Cut-off      Average     Average    Average
Cut-off                                              of         Date           Date        Gross     Remaining   Combined
Date Principal                                    Mortgage    Principal     Principal     Interest     Term      Original
Balances ($)                                       Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                                       18       893,850           0.53      9.531         294      61.43
$50,001 - $75,000                                      127     7,801,699           4.67     10.145         341      84.52
$75,001 - $100,000                                      58     4,970,241           2.97      9.860         347      72.51
$100,001 - $125,000                                     18     2,040,494           1.22      9.153         347      63.93
$125,001 - $150,000                                     14     1,941,789           1.16      8.887         357      59.09
$150,001 - $175,000                                      7     1,168,992           0.70      8.136         357      53.02
$175,001 - $200,000                                      5       949,275           0.57      8.734         319      53.99
$200,001 - $225,000                                      9     1,931,752           1.16      9.339         357      61.96
$225,001 - $250,000                                      6     1,444,502           0.86      8.858         357      55.70
$250,001 - $275,000                                      3       791,105           0.47      8.314         357      65.95
$300,001 - $325,000                                      4     1,252,807           0.75      7.673         356      52.40
$325,001 - $350,000                                     59    20,099,132          12.02      6.625         354      81.65
$350,001 - $375,000                                     44    15,930,482           9.53      6.419         357      78.17
$375,001 - $400,000                                     58    22,531,565          13.47      6.515         356      80.00
$400,001 - $425,000                                     29    11,980,883           7.16      6.507         357      80.81
$425,001 - $450,000                                     28    12,263,328           7.33      6.572         346      79.80
$450,001 - $475,000                                     13     6,018,947           3.60      6.644         348      83.02
$475,001 - $500,000                                     25    12,289,691           7.35      6.432         357      80.79
$500,001 - $750,000                                     63    36,746,683          21.97      6.459         356      79.31
$750,001 - $1,000,000                                    5     4,178,231           2.50      6.890         357      65.35
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------
Minimum: $47,751
Maximum: $950,000
Average: $281,999


6. Original Terms (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
Original                                             of         Date           Date        Gross     Remaining   Combined
Terms                                             Mortgage    Principal     Principal     Interest     Term      Original
(months)                                           Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
120                                                      2       107,006           0.06      9.652         117      72.77
180                                                     10     1,492,378           0.89      6.892         177      64.12
240                                                     19     1,919,928           1.15      7.894         236      72.28
360                                                    562   163,706,135          97.90      6.945         357      78.34
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 357


7. Range of Remaining Terms (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off       Cut-off      Average     Average    Average
Remaining                                            of         Date           Date        Gross     Remaining   Combined
Terms                                             Mortgage    Principal     Principal     Interest     Term      Original
(months)                                           Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
61 - 120                                                 2       107,006           0.06      9.652         117      72.77
121 - 180                                               10     1,492,378           0.89      6.892         177      64.12
181 - 240                                               19     1,919,928           1.15      7.894         236      72.28
301 - 360                                              562   163,706,135          97.90      6.945         357      78.34
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------
Minimum: 117
Maximum: 358
Weighted Average: 353


8. Range of Combined Original LTV Ratios (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off       Cut-off      Average     Average    Average
Combined                                             of         Date           Date        Gross     Remaining   Combined
Original                                          Mortgage    Principal     Principal     Interest     Term      Original
LTV Ratios (%)                                     Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                                          1        91,072           0.05      9.990         356      10.82
15.01% - 20.00%                                          1       373,379           0.22      5.750         356      17.44
25.01% - 30.00%                                          7       691,503           0.41      8.948         357      28.46
30.01% - 35.00%                                          9     1,251,713           0.75      7.730         335      31.67
35.01% - 40.00%                                          8     1,737,946           1.04      6.563         329      37.78
40.01% - 45.00%                                          7     1,003,397           0.60      7.393         327      43.39
45.01% - 50.00%                                          7     1,018,198           0.61      8.616         357      48.71
50.01% - 55.00%                                         13     3,067,079           1.83      7.101         336      52.37
55.01% - 60.00%                                         17     4,412,794           2.64      7.145         356      58.36
60.01% - 65.00%                                         63    13,091,018           7.83      7.849         355      63.07
65.01% - 70.00%                                         50    14,054,135           8.40      7.025         349      69.17
70.01% - 75.00%                                         71    19,353,232          11.57      7.008         354      73.98
75.01% - 80.00%                                        110    42,437,617          25.38      6.500         357      79.53
80.01% - 85.00%                                         37    15,513,079           9.28      6.625         352      84.38
85.01% - 90.00%                                         80    33,941,594          20.30      6.595         355      89.50
90.01% - 95.00%                                         23     9,164,663           5.48      6.604         356      94.87
95.01% - 100.00%                                        89     6,023,030           3.60     10.528         347      99.98
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------
Minimum: 10.82%
Maximum: 100.00%
Weighted Average: 78.14%


9. Range of Gross Margins (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Range                                              Number      Cut-off       Cut-off      Average     Average    Average
of                                                   of         Date           Date        Gross     Remaining   Combined
Gross                                             Mortgage    Principal     Principal     Interest     Term      Original
Margins (%)                                        Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       261    46,839,365          28.01      7.398         346      74.73
3.200% - 3.500%                                         15     6,571,034           3.93      5.593         356      73.85
3.501% - 4.000%                                         35    15,978,881           9.56      5.718         356      78.95
4.001% - 4.500%                                         61    27,359,268          16.36      6.371         356      84.40
4.501% - 5.000%                                         59    24,909,821          14.90      6.558         356      81.49
5.001% - 5.500%                                         50    17,740,049          10.61      7.095         357      78.45
5.501% - 6.000%                                         27    11,902,348           7.12      7.200         357      79.11
6.001% - 6.500%                                         12     4,455,437           2.66      7.552         356      82.82
6.501% - 7.000%                                         17     4,048,285           2.42      7.971         356      74.79
7.001% - 7.500%                                          7     1,318,327           0.79      9.452         357      65.38
7.501% - 8.000%                                         30     4,167,475           2.49      9.854         357      66.06
8.001% - 8.500%                                         10     1,088,616           0.65      9.988         356      52.76
8.501% - 9.000%                                          4       400,643           0.24     10.341         357      71.58
9.001% - 9.500%                                          2       121,297           0.07     11.949         357      62.96
9.501% - 10.000%                                         1        49,955           0.03     11.850         357      60.61
10.001% - 10.500%                                        2       274,646           0.16     10.887         357      65.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.200%
Maximum: 10.325%
Non-Zero Weighted Average: 4.953%


10. Range of Minimum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
Range                                                         Aggregate     Aggregate     Weighted   Weighted    Weighted
of                                                 Number      Cut-off       Cut-off      Average     Average    Average
Minimum                                              of         Date           Date        Gross     Remaining   Combined
Mortgage                                          Mortgage    Principal     Principal     Interest     Term      Original
Rates (%)                                          Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       261    46,839,365          28.01      7.398         346      74.73
4.750% - 5.000%                                          6     2,651,787           1.59      5.091         356      83.43
5.001% - 5.500%                                         19     8,025,044           4.80      5.362         356      80.24
5.501% - 6.000%                                         51    22,351,621          13.37      5.843         356      78.56
6.001% - 6.500%                                         62    27,214,273          16.27      6.333         356      83.20
6.501% - 7.000%                                         59    25,239,412          15.09      6.804         357      81.27
7.001% - 7.500%                                         35    13,647,897           8.16      7.261         357      80.73
7.501% - 8.000%                                         22     9,348,618           5.59      7.793         356      75.14
8.001% - 8.500%                                          5     1,859,500           1.11      8.340         357      79.63
8.501% - 9.000%                                          5     1,720,275           1.03      8.740         356      81.95
9.001% - 9.500%                                         11     1,535,839           0.92      9.385         357      68.38
9.501% - 10.000%                                        32     4,121,625           2.46      9.702         357      64.03
10.001% - 10.500%                                        8     1,202,913           0.72     10.252         356      62.88
10.501% - 11.000%                                        7       647,231           0.39     10.849         357      64.41
11.001% - 11.500%                                        7       648,795           0.39     11.315         357      61.11
11.501% - 12.000%                                        3       171,252           0.10     11.920         357      62.27
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.750%
Maximum: 11.990%
Non-Zero Weighted Average: 6.780%


11. Range of Maximum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
Range                                                         Aggregate     Aggregate     Weighted   Weighted    Weighted
of                                                 Number      Cut-off       Cut-off      Average     Average    Average
Maximum                                              of         Date           Date        Gross     Remaining   Combined
Mortgage                                          Mortgage    Principal     Principal     Interest     Term      Original
Rates (%)                                          Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       261    46,839,365          28.01      7.398         346      74.73
10.501% - 11.000%                                        6     2,853,515           1.71      5.127         356      82.79
11.001% - 11.500%                                       19     8,025,044           4.80      5.362         356      80.24
11.501% - 12.000%                                       50    21,754,051          13.01      5.840         356      78.69
12.001% - 12.500%                                       63    27,610,114          16.51      6.330         356      83.07
12.501% - 13.000%                                       57    24,645,433          14.74      6.785         357      81.53
13.001% - 13.500%                                       35    13,647,897           8.16      7.261         357      80.73
13.501% - 14.000%                                       22     8,965,656           5.36      7.785         356      75.42
14.001% - 14.500%                                        5     1,859,500           1.11      8.340         357      79.63
14.501% - 15.000%                                        7     2,697,216           1.61      8.382         356      77.52
15.001% - 15.500%                                       11     1,535,839           0.92      9.385         357      68.38
15.501% - 16.000%                                       32     4,121,625           2.46      9.702         357      64.03
16.001% - 16.500%                                        8     1,202,913           0.72     10.252         356      62.88
16.501% - 17.000%                                        7       647,231           0.39     10.849         357      64.41
17.001% - 17.500%                                        7       648,795           0.39     11.315         357      61.11
17.501% - 18.000%                                        3       171,252           0.10     11.920         357      62.27
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.750%
Maximum: 17.990%
Non-Zero Weighted Average: 12.793%

12. Initial Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
                                                  Mortgage    Principal     Principal     Interest     Term      Original
Initial Cap (%)                                    Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       261    46,839,365          28.01      7.398         346      74.73
1.000%                                                   2       593,979           0.36      7.602         355      70.53
2.000%                                                   2       704,532           0.42      7.321         356      81.88
3.000%                                                 328   119,087,571          71.21      6.778         356      79.50
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.984%


13. Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
Periodic                                          Mortgage    Principal     Principal     Interest     Term      Original
Cap (%)                                            Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       261    46,839,365          28.01      7.398         346      74.73
1.000%                                                 330   119,572,551          71.50      6.780         356      79.56
1.500%                                                   2       813,531           0.49      7.457         356      65.84
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.003%


14. Next Rate Adjustment Dates

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Next                                               Number      Cut-off       Cut-off      Average     Average    Average
Rate                                                 of         Date           Date        Gross     Remaining   Combined
Adjustment                                        Mortgage    Principal     Principal     Interest     Term      Original
Dates                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       261    46,839,365          28.01      7.398         346      74.73
Oct-05                                                   1        56,737           0.03     10.450         349      75.00
Nov-05                                                   1       377,320           0.23      7.900         350      55.88
Apr-06                                                  25    10,564,122           6.32      6.415         355      81.62
May-06                                                  93    36,500,284          21.83      6.544         356      78.49
Jun-06                                                 166    56,089,017          33.54      6.958         357      79.54
Jul-06                                                  14     3,752,901           2.24      7.893         358      78.02
Jan-07                                                   1       395,842           0.24      6.125         352      73.62
Apr-07                                                   3     1,723,800           1.03      6.486         355      93.28
May-07                                                   4     1,195,904           0.72      6.889         356      76.19
Jun-07                                                  20     8,292,807           4.96      6.649         357      80.87
Jul-07                                                   2       659,917           0.39      7.577         358      81.16
May-19                                                   1       363,199           0.22      6.250         356      59.84
Jun-19                                                   1       414,234           0.25      5.950         357      80.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-07-23


15. Geographical Distribution

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
Geographical                                      Mortgage    Principal     Principal     Interest     Term      Original
Distribution                                       Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
California                                             190    72,701,306          43.48      6.688         355      80.01
New York                                               100    31,295,530          18.71      6.726         351      74.53
Massachusetts                                           52    13,910,223           8.32      6.679         353      75.40
New Jersey                                              27     9,503,434           5.68      6.846         354      80.63
Florida                                                 32     5,334,121           3.19      7.657         354      77.29
Virginia                                                19     4,970,715           2.97      7.602         357      80.50
Maryland                                                18     3,900,125           2.33      7.643         356      86.03
Connecticut                                             14     3,232,751           1.93      6.896         356      83.26
Texas                                                   24     2,961,269           1.77      8.388         342      72.64
Nevada                                                   6     1,943,380           1.16      7.382         357      79.78
Maine                                                    6     1,929,502           1.15      6.709         316      67.28
Other                                                  105    15,543,090           9.29      8.095         354      76.26
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 33


16. Occupancy

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
                                                  Mortgage    Principal     Principal     Interest     Term      Original
Occupancy                                          Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Primary                                                561   155,881,857          93.22      6.951         353      78.50
Investment                                              22     6,149,090           3.68      7.489         349      75.69
Second Home                                             10     5,194,500           3.11      6.511         356      70.34
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------


17. Property Types

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
Property                                          Mortgage    Principal     Principal     Interest     Term      Original
Types                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                468   128,729,592          76.98      6.914         353      78.42
Planned Unit Development                                60    19,772,541          11.82      7.090         357      78.48
2-4 Family                                              42    12,645,436           7.56      7.078         352      75.26
Condo                                                   22     6,023,985           3.60      7.179         354      77.21
Manufactured Housing                                     1        53,894           0.03      8.150         357      73.97
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
Loan                                              Mortgage    Principal     Principal     Interest     Term      Original
Purpose                                            Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                    382   113,379,631          67.80      6.887         353      76.13
Purchase                                               161    38,909,016          23.27      7.156         355      84.92
Refinance - Rate Term                                   50    14,936,800           8.93      6.965         349      75.72
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
Documentation                                     Mortgage    Principal     Principal     Interest     Term      Original
Level                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                                     370    92,391,998          55.25      7.091         354      80.17
Stated Documentation                                   217    72,925,662          43.61      6.763         353      75.46
No Documentation                                         4     1,670,043           1.00      7.801         355      84.91
Lite Documentation                                       2       237,745           0.14      8.382         357      62.75
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------


20. Original Prepayment Penalty Term (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
Original                                           Number      Cut-off       Cut-off      Average     Average    Average
Prepayment                                           of         Date           Date        Gross     Remaining   Combined
Penalty                                           Mortgage    Principal     Principal     Interest     Term      Original
Term (months)                                      Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
0                                                      187    44,216,877          26.44      7.280         352      78.89
12                                                      39    12,430,247           7.43      6.550         346      68.43
24                                                     256    81,054,355          48.47      6.897         356      80.55
30                                                       1       374,423           0.22      7.025         356      95.00
36                                                     110    29,149,545          17.43      6.805         350      74.22
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26


21. Lien Position

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
Lien                                              Mortgage    Principal     Principal     Interest     Term      Original
Position                                           Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
1st Lien                                               476   159,263,998          95.24      6.786         354      77.43
2nd Lien                                               117     7,961,449           4.76     10.365         342      92.43
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------


22. FICO Score

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                             Mortgage
                                                                           Loan Pool by
                                                              Aggregate     Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off       Cut-off      Average     Average    Average
                                                     of         Date           Date        Gross     Remaining   Combined
FICO                                              Mortgage    Principal     Principal     Interest     Term      Original
Score                                              Loans       Balance       Balance        Rate     (months)      LTV
--------------------------------------------------------------------------------------------------------------------------
Not Available                                           12     1,486,052           0.89      9.011         344      70.08
500 - 500                                                4       732,026           0.44      8.802         357      60.57
501 - 520                                               71    12,680,159           7.58      8.264         355      65.44
521 - 540                                               50    11,801,638           7.06      7.699         354      74.81
541 - 560                                               54    13,145,779           7.86      7.405         353      71.92
561 - 580                                               40    10,538,771           6.30      7.356         355      71.97
581 - 600                                               53    18,347,570          10.97      6.780         350      76.10
601 - 620                                               67    19,960,779          11.94      6.785         355      82.02
621 - 640                                               87    24,020,295          14.36      6.840         354      84.34
641 - 660                                               54    16,287,026           9.74      6.569         354      82.78
661 - 680                                               46    17,206,417          10.29      6.277         350      79.23
681 - 700                                               21     7,433,097           4.44      6.655         357      82.48
701 - 720                                               18     7,046,015           4.21      6.109         356      82.84
721 - 740                                                9     3,592,840           2.15      6.159         341      79.89
741 - 760                                                6     2,604,713           1.56      6.608         356      84.37
761 - 780                                                1       342,271           0.20      6.000         355      80.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                                 593   167,225,447         100.00      6.957         353      78.14
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 775
Non-Zero Weighted Average: 613